                            BUSINESS AND PROPERTIES

GENERAL

     The Initial Properties include 23 suburban office buildings (22 of which are Class A properties) totalling approximately 12 million net rentable square feet and one Class A industrial facility (1510 Gehman Road) totalling approximately 152,000 net rentable square feet. The Company developed 19 of the Initial Properties and currently manages 23 of the Initial Properties, in addition to managing approximately 575,000 net rentable square feet on behalf of third parties and approximately 159,000 net rentable square feet at the four Option Properties. In addition to owning the Initial Properties, the Company, on November 14, 1996, acquired the SERS Properties, which consist of seven office buildings and two industrial facilities, and has entered into agreements to purchase the four other Acquisition Properties. The Properties are located in the Market, with the exception of: (i) the Twin Forks Office Park located in Raleigh, North Carolina, which was acquired by the Company in 1986 in connection with the Company's formation; (ii) 168 Franklin Corner Road located in Lawrenceville, New Jersey; and (iii) Delaware Corporate Center (an Acquisition Property) located in New Castle County, Delaware. The Properties are easily accessible from major thoroughfares and are in close proximity to numerous amenities, including restaurants, retail shopping malls, hotels and banks. The Properties contain an aggregate of approximately 2.0 million net rentable square feet and, as of September 30, 1996, were approximately 94.3% leased to 222 tenants. The Company's tenants include many service sector employers, as well as a large number of professional firms and local, national and foreign businesses. The Company believes, based in part on recent engineering reports, that all of its Properties are well maintained and do not require significant capital improvements.

     The Properties consist primarily of suburban and industrial buildings (36 of which are Class A properties). The Company considers Class A suburban office and industrial properties to be those that have desirable locations, are well maintained and professionally managed and have the potential of achieving rental and occupancy rates that are typically at or above those prevailing in their respective markets. The average age of the Properties is approximately 10.8 years. The Company's 10 largest tenants (based on pro forma annualized base rent at September 30, 1996) aggregate approximately 29.8% of the Company's total base rent and approximately 27.5% of the Company's net rentable square feet and have a weighted average remaining lease term of approximately 7.8 years. As of September 30, 1996, no single tenant accounted for more than approximately 8.7% of the Company's pro forma aggregate annualized base rent and only 30 tenants individually represented more than 1.0% of such aggregate annualized base rent.

     Leases representing approximately 58.5% of the net rentable square footage at the Properties were signed during the period January 1, 1993 through December 31, 1995, a time when management believes market rental rates were at or below current market rental rates. This belief is supported by the fact that for the nine months ended September 30, 1996: (i) renewal leases at the Initial Properties were signed covering approximately 154,000 net rentable square feet of office space at a weighted average rental rate of $13.25 per square foot, compared to leases that expired for that space during such period with a weighted average rental rate of $12.66 per square foot (representing a 4.7% increase); and (ii) new leases at the Initial Properties were signed covering approximately 264,000 net rentable square feet of office space at a weighted average rental rate of $15.96 per square foot, compared to leases that expired for that space during such period with a weighted average rental rate of $14.52 per square foot (representing a 9.9% increase). In all cases, weighted average rental rates include expense recoveries, free rent and scheduled rent increases that would be taken into account under generally accepted accounting principles. The Company believes that the strength of its leasing department and tenant retention capabilities should enable it to continue to capitalize on rental rate differentials as the Company's leases expire.

     The Company's leases are typically structured for terms of three, five, seven or ten years. Due to conditions within the Market, the Company utilizes two primary lease structures: (i) triple net leases (which represented approximately 75.0% of the aggregate net rentable leased square footage at the Initial Properties as of September 30, 1996 and under which tenants are required to pay all real property taxes, insurance and expenses of maintaining the leased space); and (ii) full service gross leases (which represented approximately 25.0% of the aggregate leased net rentable square footage as of September 30, 1996 and under which the tenants typically pay for all real estate taxes and operating expenses above those for an established base year).

     Under the Company's leases at the Initial Properties, the landlord is generally responsible for structural repairs. Most leases do not permit early termination; however, approximately 12 leases at the Initial Properties (covering an aggregate of approximately 184,000 net rentable square feet and having a weighted average base rental rate of approximately $11.53) permit the tenant to terminate the lease prior to its initial term (excluding rights pursuant to casualty, condemnation, eminent domain and changes in zoning classifications) (generally upon six to twelve months' notice and generally after the end of the third year of a five year lease or the fifth year of a 10 year lease, subject to the tenant's obligation to pay a fixed termination penalty, typically consisting of unamortized tenant improvements, leasing commissions plus an additional negotiated payment). Approximately eight leases at the Acquisition Properties (covering an aggregate of approximately 94,000 net rentable square feet and having a weighted average base rental rate of approximately $14.10) similarly permit the tenant to terminate the lease prior to its initial term.

     The Company's asset management strategy is designed to efficiently balance the sound business and reporting fundamentals necessary for a public company with the operating efficiency of a responsive market-oriented real estate organization.

     The Properties will be financially and operationally managed under active central control. All financial reporting, administration (including the formation and implementation of policies and procedures), marketing, leasing, capital expenditure and construction decisions are administered at the Company's corporate office. The Company employs asset managers to oversee and direct the ongoing property operations, as well as the on-site personnel which may include a property manager, leasing agent and other necessary staff. The asset managers actively participate with the executive officers in the formation of the Company's policies and procedures. In addition, the Company's financial and property management reporting systems are designed to ensure operational compliance with the Company's policies and procedures. On-site staffing for each Property is determined by the Property's size, tenant profile and location relative to other Properties. The Company has an active tenant relations program and a maintenance staff to ensure that all of the Properties are maintained in accordance with the Company's standard of excellence. The Company also contracts with third parties for cleaning services, day porters, landscaping, engineering and other service personnel necessary to operate each Property.

PROPERTIES

     The following table sets forth certain information with respect to the
Properties:

                                                                                                       AVERAGE TOTAL BASE
                                                                                  TOTAL BASE RENT       RENT PLUS EXPENSE
                                                                                      FOR THE            RECOVERIES PER
                                                        NET      PERCENTAGE        TWELVE MONTHS       NET RENTABLE SQUARE
                                                     RENTABLE   LEASED AS OF           ENDED               FOOT LEASED
INITIAL PROPERTIES:                           YEAR    SQUARE    SEPTEMBER 30,  SEPTEMBER 30, 1996(2)      SEPTEMBER 30,
             SUBMARKET/PROPERTY               BUILT    FEET        1996(1)            (000'S)                1996(3)
--------------------------------------------- -----  ---------  -------------  ---------------------   -------------------
HORSHAM/WILLOW GROVE/JENKINTOWN, PA
 650 Dresher Road............................  1984     30,138      100.0%            $   329                $ 15.67
 1155 Business Center Drive..................  1990     51,388       99.4%                591                  16.31
 500 Enterprise Road.........................  1990     67,800       98.5%                674                  13.74
 One Progress Avenue.........................  1986     79,204      100.0%                563                   9.54
SOUTHERN ROUTE 202 CORRIDOR, PA
 456 Creamery Way............................  1987     47,604      100.0%                336                   7.15
 486 Thomas Jones Way........................  1990     51,500       50.9%                416                  23.26
 468 Creamery Way............................  1990     28,934      100.0%                293                  14.54
 110 Summit Drive............................  1985     43,660       67.6%                262                  13.51
BLUE BELL/PLYMOUTH MEETING/FORT WASHINGTON,
PA
 2240/50 Butler Pike.........................  1984     52,183       99.4%                560                  15.82
 120 West Germantown Pike....................  1984     30,546      100.0%                421                  19.16
 140 West Germantown Pike....................  1984     25,953       98.7%                297                  16.56
 2260 Butler Pike............................  1984     31,892      100.0%                377                  16.84
MAIN LINE, PA
 16 Campus Boulevard.........................  1990     65,463      100.0%                430                   9.94
 18 Campus Boulevard.........................  1990     37,700      100.0%                410                  15.01
LEHIGH VALLEY, PA
 7310 Tilghman Street........................  1985     40,000       99.0%                329                  11.44
 7248 Tilghman Street........................  1987     42,863       93.8%                399                  15.06
 6575 Snowdrift Road.........................  1988     46,250      100.0%                300                   9.06
LANSDALE, PA
 1510 Gehman Road............................  1990    152,625      100.0%                773                   7.70
BURLINGTON COUNTY, NJ
 One Greentree Centre........................  1982     55,838      100.0%                869                  16.97
 Two Greentree Centre........................  1983     56,075      100.0%                816                  14.53
 Three Greentree Centre......................  1984     69,101       96.2%              1,049                  16.51
CAMDEN COUNTY, NJ
 457 Haddonfield Road (LibertyView)..........  1990    121,737       82.8%              1,160                  16.34
OTHER MARKETS
 168 Franklin Corner Road....................  1976     32,000       54.5%                186                  13.43
   Lawrenceville, NJ
 Twin Forks Office Park
   Raleigh, NC
 5910-6090 Six Forks.........................  1982     73,339      100.0%              1,008                  13.83
                                                     ---------      -----             -------                 ------
CONSOLIDATED TOTAL/WEIGHTED AVERAGE FOR THE
 INITIAL PROPERTIES..........................        1,333,793       93.8%             12,848                  14.04(10)
                                                     =========      =====             =======                 ======

                                                    AVERAGE             C&W          RENTAL RATE        TENANTS LEASING 10% OR
                                                   ANNUALIZED         WEIGHTED         INCREASE            MORE OF RENTABLE
                                                     RENTAL           AVERAGE         POTENTIAL           SQUARE FOOTAGE PER
                                                   RATE AS OF         CLASS A        UNTIL MARKET           PROPERTY AS OF
INITIAL PROPERTIES:                              SEPTEMBER 30,         RENTAL          RATE IS            SEPTEMBER 30, 1996
             SUBMARKET/PROPERTY                     1996(4)           RATES(5)       ACHIEVED(6)       AND LEASE EXPIRATION DATE
---------------------------------------------  ------------------     --------       ------------      -------------------------
                                              <
HORSHAM/WILLOW GROVE/JENKINTOWN, PA
 650 Dresher Road............................        $16.50            $18.02              9.2%        GMAC (100%) - 5/03
 1155 Business Center Drive..................         17.22             18.02              4.6%        IMS (79%) - 3/06;
                                                                                                       Motorola (14%) - 2/99
 500 Enterprise Road.........................         15.03             14.50             (3.5)%       Conti Mortgage
                                                                                                       (80%) - 4/01;
                                                                                                       Pioneer (19%) - 10/00
 One Progress Avenue.........................         11.75             18.02             53.4%        Reed Technologies
                                                                                                       (100%) - 6/11
SOUTHERN ROUTE 202 CORRIDOR, PA
 456 Creamery Way............................          7.25(7)           7.89(8)           8.8%        Neutronics (100%) - 1/03
 486 Thomas Jones Way........................         15.46             15.55              0.5%        First American Real
                                                                                                       Estate (20%) - 4/00
 468 Creamery Way............................         13.88             13.61             (1.9)%       Franciscan Health
                                                                                                       (82%) - 6/99;
                                                                                                       American Day Treatment
                                                                                                       (18%) - 6/00
 110 Summit Drive............................          7.20(8)           7.89(8)           9.6%        Maris Equipment
                                                                                                       (49%) - 4/99
BLUE BELL/PLYMOUTH MEETING/FORT WASHINGTON,
PA
 2240/50 Butler Pike.........................         17.55             18.70              6.6%        CoreStates (59%) - 4/06;
                                                                                                       TWA Marketing
                                                                                                       (33%) - 10/99
 120 West Germantown Pike....................         17.52             18.70              6.7%        Clair O'Dell
                                                                                                       (82%) - 7/01;
                                                                                                       Kleinerts (13%)  - 10/98
 140 West Germantown Pike....................         17.38             18.70              7.6%        Healthcare, Inc.
                                                                                                       (46%) - 9/99; Henkel
                                                                                                       (29%) - 6/98; National
                                                                                                       Health Equity
                                                                                                       (20%) - 5/99
 2260 Butler Pike............................         17.82             18.70              4.9%        Information Resources
                                                                                                       (66%) - 12/00; Med
                                                                                                       Resorts (26%) - 1/01
MAIN LINE, PA
 16 Campus Boulevard.........................         13.58             20.27             49.3%        New England Mutual
                                                                                                       (52%) - 5/06; Atlantic
                                                                                                       Employees C.U.
                                                                                                       (35%) - 1/06
 18 Campus Boulevard.........................         18.62             20.27              8.9%        Prudential (25%) - 6/01;
                                                                                                       Devco Mutual
                                                                                                       (35%) - 1/01;
                                                                                                       Scott Paper
                                                                                                       (17%) - 11/97;
                                                                                                       Marshall Dennehey
                                                                                                       (18%) - 10/01
LEHIGH VALLEY, PA
 7310 Tilghman Street........................          8.89(8)          10.50(8)          18.1%        AT&T (83%)  - 12/96-8/98
 7248 Tilghman Street........................         14.76             15.34              3.9%        IDS Financial
                                                                                                       (29%) - 7/01;
                                                                                                       Ohio Casualty
                                                                                                       (46%) - 7/01;
                                                                                                       Meridian Mortgage
                                                                                                       (12%) - 6/99
 6575 Snowdrift Road.........................          7.15(8)          10.50(8)          46.9%        Corning Packaging
                                                                                                       (100%) - 2/99
LANSDALE, PA
 1510 Gehman Road............................          4.72(8)           5.95(8)          26.1%        Ford Electronics
                                                                                                       (35%) - 6/98;
                                                                                                       Nibco (65%) - 8/99
BURLINGTON COUNTY, NJ
 One Greentree Centre........................         16.07             19.30             20.0%        American Executive
                                                                                                       Centers (30%) - 1/06;
                                                                                                       West Jersey (15%) - 4/01;
                                                                                                       Temple Sports Med.
                                                                                                       (18%) - 12/97
 Two Greentree Centre........................         16.02             19.30             20.5%        Merrill Lynch
                                                                                                       (23%) - 11/05;
                                                                                                       ReMax Suburban
                                                                                                       (12%) - 11/05
 Three Greentree Centre......................         16.41             19.30             17.6%        Parker, McCay & Criscuolo
                                                                                                       (39%) - 5/01;
                                                                                                       Marshall Dennehey
                                                                                                       (20%) - 5/97;
                                                                                                       Olde Discounts
                                                                                                       (12%) - 3/00;
                                                                                                       Surety Title
                                                                                                       (13%) - 11/03
CAMDEN COUNTY, NJ
 457 Haddonfield Road (LibertyView)..........         18.63             21.81             17.1%        HIP Health Plan
                                                                                                       (31%) - 12/07
OTHER MARKETS
 168 Franklin Corner Road....................         15.55             18.00(9)          15.8%        Dr. Belden (12%) - 5/01;
   Lawrenceville, NJ                                                                                   Crawford & Co.
                                                                                                       (14%) - 11/99
 Twin Forks Office Park
   Raleigh, NC
 5910-6090 Six Forks.........................         14.25             15.50(9)           8.8%        N/A
                                                      -----             -----            -----
CONSOLIDATED TOTAL/WEIGHTED AVERAGE FOR THE
 INITIAL PROPERTIES..........................        $14.63(10)        $16.83(10)(11)      15.0%
                                                      =====             =====            =====

                                                                                                          AVERAGE TOTAL BASE
                                                                                     TOTAL BASE RENT       RENT PLUS EXPENSE
                                                                                         FOR THE            RECOVERIES PER
                                                           NET      PERCENTAGE        TWELVE MONTHS       NET RENTABLE SQUARE
                                                        RENTABLE   LEASED AS OF           ENDED               FOOT LEASED
ACQUISITION PROPERTIES:                         YEAR     SQUARE    SEPTEMBER 30,  SEPTEMBER 30, 1996(2)      SEPTEMBER 30,
              SUBMARKET/PROPERTY                BUILT     FEET        1996(1)            (000'S)                1996(3)
----------------------------------------------- -----   ---------  -------------  ---------------------   -------------------
HORSHAM/WILLOW GROVE/JENKINTOWN, PA
 700 Business Center Drive(12).................  1986
                                                           82,009       100.0%           $   793                 $11.59
 800 Business Center Drive(12).................  1986
KING OF PRUSSIA, PA
 500 North Gulph Road..........................  1979      92,851        86.1%             1,387                  15.02
BUCKS COUNTY, PA
 2200 Cabot Boulevard..........................  1979      55,081       100.0%               259                   5.75
 2250 Cabot Boulevard..........................  1982      40,000       100.0%               170                   5.22
 2260 Cabot Boulevard(12)......................  1984
                                                           29,638       100.0%               246                  10.17
 2270 Cabot Boulevard(12)......................  1984
 3000 Cabot Boulevard..........................  1986      34,640        83.9%               364                  12.85
 3329 Street Road -- Greenwood Sq.(12).........  1985
 3331 Street Road -- Greenwood Sq.(12).........  1986     165,929        92.1%             2,234                  14.56
 3333 Street Road -- Greenwood Sq.(12).........  1988
BURLINGTON COUNTY, NJ
 8000 Lincoln Drive............................  1983      54,923       100.0%               445                   8.25
NORTHERN SUBURBAN WILMINGTON
 One Righter Parkway...........................  1989     104,828       100.0%             2,044                  19.50
                                                        ---------       -----            -------                 ------
CONSOLIDATED TOTAL/WEIGHTED AVERAGE FOR THE
 ACQUISITION PROPERTIES........................           659,899        95.2%           $ 7,942                $ 12.93
                                                        =========       =====            =======                 ======
CONSOLIDATED TOTAL/WEIGHTED AVERAGE FOR ALL
 PROPERTIES....................................         1,993,692        94.3%           $20,790                $ 13.67
                                                        =========       =====            =======                 ======

                                                     AVERAGE           C&W          RENTAL RATE        TENANTS LEASING 10% OR
                                                   ANNUALIZED        WEIGHTED         INCREASE            MORE OF RENTABLE
                                                     RENTAL          AVERAGE         POTENTIAL           SQUARE FOOTAGE PER
                                                   RATE AS OF        CLASS A        UNTIL MARKET           PROPERTY AS OF
ACQUISITION PROPERTIES:                           SEPTEMBER 30,       RENTAL          RATE IS            SEPTEMBER 30, 1996
              SUBMARKET/PROPERTY                     1996(4)         RATES(5)       ACHIEVED(6)       AND LEASE EXPIRATION DATE
-----------------------------------------------  ---------------     --------       ------------      -------------------------
HORSHAM/WILLOW GROVE/JENKINTOWN, PA
 700 Business Center Drive(12).................                                                       Metpath (35%) - 1/12;
                                                                                                      Sprint (19%) - 3/01;
                                                                                                      Macro (19%) - 4/01%;
 800 Business Center Drive(12).................                                                       Advanta (10%) - 6/99
KING OF PRUSSIA, PA
 500 North Gulph Road..........................        16.51           21.39             29.6%        Transition Software
                                                                                                      (16%) -  8/00, Strohl
                                                                                                      Syst (12%) -  10/99
BUCKS COUNTY, PA
 2200 Cabot Boulevard..........................         4.40            4.50              2.3%        Hussman Corp (38%), Nobel
                                                                                                      Printing (38%) - 6/97;
                                                                                                      McCaffrey Mgt
                                                                                                      (24%) - 8/00
 2250 Cabot Boulevard..........................         3.50            4.50             28.6%        Bucks County Nut (100%) -
                                                                                                      7/99
 2260 Cabot Boulevard(12)......................                                                       Sager Electrical (14%) -
                                                        8.78            9.00              2.5%        10/98; Terminix Intrntnl
 2270 Cabot Boulevard(12)......................                                                       (13%) - 11/96
 3000 Cabot Boulevard..........................        17.03           18.95             11.3%        Geraghty & Miller (31%) -
                                                                                                      11/97; Prudential Insur.
                                                                                                      (21%) - 7/98;
                                                                                                      Luigi Bormioli Co.
                                                                                                      (11%) -  6/98
 3329 Street Road -- Greenwood Sq.(12).........
 3331 Street Road -- Greenwood Sq.(12).........        16.54           18.95             14.6%        Waste Management (27%) -
 3333 Street Road -- Greenwood Sq.(12).........                                                       3/97
BURLINGTON COUNTY, NJ
 8000 Lincoln Drive............................        17.13           19.30           $ 12.7%        CSC (67%) - 11/01; Blue
                                                                                                      Cross (33%) - 2/07
NORTHERN SUBURBAN WILMINGTON
 One Righter Parkway...........................      $ 19.30           20.50              6.2%        Kimberly Clark (89%) -
                                                                                                       12/05
                                                       -----           -----            -----
CONSOLIDATED TOTAL/WEIGHTED AVERAGE FOR THE
 ACQUISITION PROPERTIES........................      $ 16.23(13)      $19.01(11)(13)     17.2%
                                                       =====           =====            =====
CONSOLIDATED TOTAL/WEIGHTED AVERAGE FOR ALL
 PROPERTIES....................................      $ 15.15(14)      $17.54(11)(14)     15.8%
                                                       =====           =====            =====

---------------

 (1) Calculated by dividing net rentable square feet included in leases dated on or before September 30, 1996 by the aggregate net rentable square feet included in the Property.

 (2) "Total Base Rent" for the twelve months ended September 30, 1996 represents base rents received during such period, excluding tenant reimbursements, calculated in accordance with generally accepted accounting principles determined on a straight-line basis. Tenant reimbursements generally include payment of real estate taxes, operating expenses, and escalations and common area maintenance and utility charges.

 (3) Represents the Total Base Rent for the twelve months ended September 30, 1996, plus tenant reimbursements for the twelve months ended September 30, 1996, divided by the net rentable square feet leased.

 (4) "Average Annualized Rental Rate" is calculated as follows: (i) for office leases written on a triple net basis, the sum of the annualized contracted base rental rates payable for all space leased as of September 30, 1996 (without giving effect to free rent or scheduled rent increases that would be taken into account under generally accepted accounting principles) plus the 1996 budgeted operating expenses excluding tenant electricity; and (ii) for office leases written on a full service basis, the annualized contracted base rate payable for all space leased as of September 30, 1996. In both cases, the annualized rental rate is divided by the total square footage leased as of September 30, 1996 without giving effect to free rent or scheduled rent increases that would be taken into account under generally accepted accounting principles.

 (5) Represents the weighted average asking rates, as of June 30, 1996, of directly competitive properties in the relevant submarket within the Market, as identified by C&W.

 (6) Represents the percentage by which the June 30, 1996 C&W weighted average asking rate exceeds the September 30, 1996 average annualized rental rate of the applicable Property.

 (7) Property occupied by a single tenant under a triple net lease agreement, pursuant to which the tenant subcontracts directly with third party contractors for all building services.

 (8) These rates represent triple net lease rates (leases under which tenants are required to pay all real property taxes, insurance and expenses of maintaining the leased space).

 (9) Rental rates represent management's estimate of asking rental rates in these markets for comparable properties.

(10) Excludes 1510 Gehman Road, which is an industrial Property.

(11) Represents the Class A weighted average rental rate for the submarkets in which the Properties are located (weighted by Property net rentable square footage) as compared to the Class A office weighted average asking rate of $18.94 per square foot for the Market (weighted by Market net rentable square footage)as identified in the C&W Mid-Year Report.

(12) The data reflected for these properties are presented on a consolidated basis.

(13) Excludes 2200 Cabot Boulevard and 2250 Cabot Boulevard, which are industrial properties.

(14) Excludes 1510 Gehman Road, 2200 Cabot Boulevard and 2250 Cabot Boulevard, which are industrial properties.

TENANTS

     Initial Properties. The Initial Properties are leased to approximately 146 tenants that are engaged in a variety of businesses. The following table sets forth information regarding the Company's leases with its 20 largest tenants based upon annualized base rent for the Initial Properties as of September 30, 1996:

                                                                                                             PERCENTAGE OF
                                      REMAINING      AGGREGATE NET      PERCENTAGE OF       ANNUALIZED         AGGREGATE
                        NUMBER OF    LEASE TERM     RENTABLE SQUARE   AGGREGATE LEASED       BASE RENT        ANNUALIZED
     TENANT NAME         LEASES       IN MONTHS       FEET LEASED        SQUARE FEET          (000'S)          BASE RENT
----------------------  ---------   -------------   ---------------   -----------------   ---------------   ---------------
Reed Technology.......       1            178            79,204               5.9%            $   733              5.1%
Conti Mortgage........       1             56            53,906               4.0%                596              4.2%
IMS...................       1            115            40,774               3.1%                494              3.5%
HIP Health Plan of
  NJ..................       1            136            37,515               2.8%                463              3.2%
Clair O'Dell Agency...       1             59            25,177               1.9%                441              3.1%
CoreStates............       1            116            30,359               2.2%                410              2.9%
Nibco, Inc............       1             36            98,725               7.4%                395              2.8%
Parker, McKay &
  Criscuolo...........       1             57            25,905               1.9%                388              2.7%
GMAC..................       1             81            30,138               2.3%                354              2.5%
Neutronics............       1             77            47,604               3.6%                346              2.4%
Corning Packaging.....       1             30            46,250               3.5%                331              2.3%
Ford Motor Co.........       1             22            53,900               4.0%                327              2.3%
Marshall, Dennehey....       2             (a)           19,633               1.5%                321              2.2%
New England Mutual....       1            117            31,907               2.4%                320              2.2%
AT&T Communications...       3             (b)           32,774               2.5%                288              2.0%
Information
  Resources...........       1             52            21,008               1.6%                284              2.0%
American Executive
  Centers.............       1            114            16,853               1.3%                279              2.0%
Devco Mutual..........       1             54            13,332               1.0%                230              1.6%
Ohio Casualty.........       1             59            19,877               1.5%                229              1.6%
Franciscan Health
  Systems.............       1             34            23,588               1.8%                225              1.6%
                            --
                                         ----           -------              ----               -----             ----
        Consolidated
          Total/
          Weighted
          Average.....      23             75           748,429              56.1%            $ 7,454             52.3%
                            ==           ====           =======              ====               =====             ====

---------------
(a) Consists of two leases: a lease representing 12,971 square feet that expires in May 1997 and a lease representing 6,662 square feet that expires in October 2001.
(b) Consists of three leases: a lease representing 11,000 square feet that expires in August 1998; a lease representing 13,107 square feet that expires in December 1996 and a lease representing 8,667 square feet that expires in November 1997.

     Acquisition Properties. The Acquisition Properties are leased to approximately 76 tenants that are engaged in a variety of businesses. The following table sets forth information regarding leases with the 20 largest tenants at the Acquisition Properties based upon annualized base rent for the Acquisition Properties as of September 30, 1996:

                                                                                                             PERCENTAGE OF
                                      REMAINING      AGGREGATE NET      PERCENTAGE OF       ANNUALIZED         AGGREGATE
                        NUMBER OF    LEASE TERM     RENTABLE SQUARE   AGGREGATE LEASED       BASE RENT        ANNUALIZED
     TENANT NAME         LEASES       IN MONTHS       FEET LEASED        SQUARE FEET          (000'S)          BASE RENT
----------------------  ---------   -------------   ---------------   -----------------   ---------------   ---------------
Kimberly Clark........       1            112            93,014              14.1%            $ 1,814             20.1%
Waste Management......       1              6            45,764               6.9%                715              8.0%
CSC...................       1             63            36,830               5.6%                626              6.9%
Blue Cross............       1            126            18,093               2.7%                315              3.5%
FPA Corporation.......       1              6            16,453               2.5%                280              3.1%
Prudential............       2             (a)           13,945               2.1%                271              3.0%
Sprint................       1             55            15,348               2.3%                253              2.8%
Metpath...............       1            185            28,475               4.3%                249              2.8%
Macro.................       1             56            15,425               2.3%                231              2.6%
Transition Software...       1             48            15,101               2.3%                227              2.5%
KWS&P.................       1             31            22,706               3.4%                212              2.4%
Nason Cullen Inc......       1             59            12,566               1.9%                201              2.2%
Strohl Systems........       1             38            11,277               1.7%                186              2.1%
Nextel
  Communication.......       1             56            11,004               1.7%                182              2.0%
Geraghty & Miller.....       1             15            10,840               1.6%                173              1.9%
Outdoor World Corp....       1             20             9,579               1.5%                153              1.7%
Bucks County Nut......       1             35            40,000               6.1%                140              1.6%
Advanta...............       1             34             8,339               1.3%                129              1.4%
Orbital Engineer......       1             53             7,468               1.1%                117              1.3%
First American........       1             39             6,258               0.9%                114              1.3%
                            --
                                         ----           -------              ----               -----             ----
        Consolidated
        Total/Weighted
          Average.....      21             65           438,435              65.5%            $ 6,588             72.2%
                            ==           ====           =======              ====               =====             ====

---------------

(a) Consists of two leases: a lease representing 7,445 square feet that expires in July 1998, and a lease representing 6,500 square feet that expires in November 1996.

     Properties. On a combined basis, the Properties are leased to 222 tenants that are engaged in a variety of businesses. The following table sets forth information, on a combined basis, regarding leases at the Properties with the 20 largest tenants based upon annualized base rent from the Properties as of September 30, 1996:

                                                                                                             PERCENTAGE OF
                                      REMAINING      AGGREGATE NET      PERCENTAGE OF       ANNUALIZED         AGGREGATE
                        NUMBER OF    LEASE TERM     RENTABLE SQUARE   AGGREGATE LEASED       BASE RENT        ANNUALIZED
     TENANT NAME         LEASES       IN MONTHS       FEET LEASED        SQUARE FEET         $ (000'S)         BASE RENT
----------------------  ---------   -------------   ---------------   -----------------   ---------------   ---------------
Kimberly Clark........       2             (a)           99,238               5.0%            $ 2,013              8.7%
Waste Management......       1              6            45,764               2.3%                752              3.2%
Reed Technology.......       1            178            79,204               4.0%                733              3.1%
CSC...................       1             63            36,830               1.9%                626              2.7%
Conti Mortgage........       1             56            53,906               2.7%                596              2.6%
IMS...................       1            115            40,774               2.0%                495              2.1%
HIP Health Plan NJ....       1            136            37,515               1.9%                463              2.0%
Clair O'Dell Agency...       1             59            25,177               1.3%                441              1.9%
CoreStates............       1            116            30,359               1.5%                410              1.8%
Nibco, Inc............       1             36            98,725               5.0%                395              1.7%
Parker, McKay &
  Criscuolo...........       1             57            25,905               1.3%                389              1.7%
GMAC..................       1             81            30,138               1.5%                355              1.5%
Neutronics............       1             77            47,604               2.4%                346              1.5%
Corning Packaging.....       1             30            46,250               2.3%                331              1.4%
Ford Electronics......       1             22            53,900               2.7%                327              1.4%
Marshall, Dennehey....       2             (b)           19,633               1.0%                321              1.4%
New England Mutual....       1            117            31,907               1.6%                320              1.4%
Blue Cross............       1            126            18,093               0.9%                315              1.4%
AT&T
  Communications......       3             (c)           32,774               1.6%                288              1.2%
Information
  Resources...........       1             52            21,008               1.1%                284              1.2%
                            --
                                         ----           -------              ----          ----------             ----
        Consolidated
          Total
          Weighted
          Average.....      24             76           874,704              43.9%            $10,200             43.8%
                            ==                          =======              ====          ==========             ====

---------------
(a) Consists of two leases: a lease representing 93,014 square feet that expires in December 2005, and a lease representing 6,224 square feet that expires in November 1997.

(b) Consists of two leases: a lease representing 12,971 square feet that expires in May 1997 and a lease representing 6,662 square feet that expires in October 2001.

(c) Consists of three leases: a lease representing 11,000 square feet that expires in August 1998; a lease representing 13,107 square feet that expires in December 1996 and a lease representing 8,667 square feet that expires in November 1997.

LEASE EXPIRATIONS

     Initial Properties. The following table sets forth detailed lease expiration information for the Initial Properties for leases in place as of September 30, 1996, assuming that none of the tenants exercise renewal options or termination rights, if any, at or prior to the scheduled expirations:

                                                                                                      PERCENTAGE
                                                                                                          OF
                                                                                                        TOTAL
                                                   RENTABLE                                             FINAL
                                     NUMBER OF      SQUARE                        FINAL ANNUALIZED    ANNUALIZED
                                       LEASES      FOOTAGE          FINAL          BASE RENT PER         BASE
                                      EXPIRING    SUBJECT TO     ANNUALIZED         SQUARE FOOT       RENT UNDER
     YEAR OF LEASE EXPIRATION        WITHIN THE    EXPIRING    BASE RENT UNDER         UNDER           EXPIRING    CUMULATIVE
           DECEMBER 31                YEAR(1)       LEASES     EXPIRING LEASES   EXPIRING LEASES(1)     LEASES       TOTAL
-----------------------------------  ----------   ----------   ---------------   ------------------   ----------   ----------
1996(2)............................       15         54,004      $   676,134           $12.52              4.4%         4.4%
1997...............................       42        115,886        1,701,924            14.69             11.1%        15.5%
1998...............................       20        100,621(3)       977,905(3)          9.72              6.4%        21.9%
1999...............................       28        296,212(3)     2,495,062(3)          8.42             16.3%        38.2%
2000...............................       10         62,670          874,483            13.95              5.7%        45.5%
2001...............................       20        212,726        2,970,875            13.97             19.4%        63.3%
2002...............................        1          8,912          169,328            19.00              1.1%        64.4%
2003...............................        7        109,336        1,361,239            12.45              8.9%        73.3%
2004...............................        1          9,262          185,240            20.00              1.2%        74.5%
2005...............................        2         19,387          365,564            18.86              2.4%        76.9%
2006...............................        6        145,449        1,942,732            13.36             12.7%        89.6%
2007 and thereafter................        2        116,719        1,580,118            13.54             10.4%       100.0%
                                         ---      ---------      -----------           ------           ------         ----
Consolidated Total/Weighted
  Average..........................      154      1,251,184      $15,300,604           $12.23            100.0%       100.0%
                                         ===      =========      ===========           ======           ======         ====

---------------
(1) "Final Annualized Base Rent" for each lease scheduled to expire represents the cash rental rate of base rents, excluding tenant reimbursements, in the final month prior to expiration multiplied by 12. Tenant reimbursements generally include payments on account of real estate taxes, operating expense escalations and common area utility charges.

(2) Represents lease expirations from September 30, 1996 through December 31, 1996.

(3) Includes 152,625 net rentable square feet and $780,711 of final annualized base rent ($5.12 per net rentable square foot) associated with 1998 and 1999 lease expirations on the Company's sole industrial property included in the Initial Properties.

     Acquisition Properties. The following table sets forth detailed lease expiration information for the Acquisition Properties for leases in place as of September 30, 1996, assuming none of the tenants exercise renewal options or termination rights, if any, at or prior to the scheduled expirations:

                                                                                                      PERCENTAGE
                                                                                                          OF
                                                                                                        TOTAL
                                                   RENTABLE                                             FINAL
                                     NUMBER OF      SQUARE                        FINAL ANNUALIZED    ANNUALIZED
                                       LEASES      FOOTAGE          FINAL          BASE RENT PER         BASE
                                      EXPIRING    SUBJECT TO     ANNUALIZED         SQUARE FOOT       RENT UNDER
     YEAR OF LEASE EXPIRATION        WITHIN THE    EXPIRING    BASE RENT UNDER         UNDER           EXPIRING    CUMULATIVE
            DECEMBER 31               YEAR(1)       LEASES     EXPIRING LEASES   EXPIRING LEASES(1)     LEASES       TOTAL
-----------------------------------  ----------   ----------   ---------------   ------------------   ----------   ----------
1996(2)............................       7          23,245      $   334,950           $14.41              3.4%         3.4%
1997...............................      18         130,449        1,866,640            14.31             19.0%        22.4%
1998...............................      14          42,303          659,835            15.60              6.7%        29.1%
1999...............................      20         143,085        1,605,792            11.22             16.3%        45.4%
2000...............................       4          35,008          445,238            12.72              4.5%        49.9%
2001...............................      10         108,623        1,849,219            17.02             18.8%        68.7%
2002...............................       1           4,433           82,764            18.67              0.8%        69.5%
2003...............................      --              --               --               --               --         69.5%
2004...............................      --              --               --               --               --         69.5%
2005...............................       1          93,014        2,252,799            24.22             22.9%        92.4%
2006...............................      --              --               --               --               --         92.4%
2007 and thereafter................       3          48.069          742,447            15.45              7.6%       100.0%
                                        ---       -------- -     -----------           ------           ------
Consolidated Total/Weighted
  Average..........................      78         628,229      $ 9,839,684           $15.66            100.0%       100.0%
                                        ===       =========      ===========           ======           ======

---------------
(1) "Final Annualized Base Rent" for each lease scheduled to expire represents the cash rental rate of base rents, excluding tenant reimbursements, in the final month prior to expiration multiplied by 12. Tenant reimbursements generally include payments on account of real estate taxes, operating expense escalations and common area utility charges.

(2) Represents lease expirations from September 30, 1996 through December 31, 1996.

     Properties. The following table sets forth detailed lease expiration information for the Properties on a combined basis for leases in place as of September 30, 1996, assuming that none of the tenants exercise renewal options or termination rights, if any, at or prior to the scheduled expirations:

                                                                                                      PERCENTAGE
                                                                                                          OF
                                                                                                        TOTAL
                                                   RENTABLE                                             FINAL
                                     NUMBER OF      SQUARE                        FINAL ANNUALIZED    ANNUALIZED
                                       LEASES      FOOTAGE          FINAL          BASE RENT PER         BASE
                                      EXPIRING    SUBJECT TO     ANNUALIZED         SQUARE FOOT       RENT UNDER
     YEAR OF LEASE EXPIRATION        WITHIN THE    EXPIRING    BASE RENT UNDER         UNDER           EXPIRING    CUMULATIVE
           DECEMBER 31                YEAR(1)       LEASES     EXPIRING LEASES   EXPIRING LEASES(1)     LEASES       TOTAL
-----------------------------------  ----------   ----------   ---------------   ------------------   ----------   ----------
1996(2)............................       22         77,249      $ 1,011,084           $13.09              4.0%         4.0%
1997...............................       60        246,335        3,568,563            14.49             14.2%        18.2%
1998...............................       34        142,924(3)     1,637,739(3)         11.46              6.5%        24.7%
1999...............................       48        439,297(3)     4,100,854(3)          9.34             16.3%        41.0%
2000...............................       14         97,678        1,319,720            13.51              5.3%        46.3%
2001...............................       30        321,349        4,820,094            15.00             19.2%        65.5%
2002...............................        2         13,345          252,092            18.89              1.0%        66.5%
2003...............................        7        109,336        1,361,239            12.45              5.4%        71.9%
2004...............................        1          9,262          185,240            20.00              0.7%        72.6%
2005...............................        3        112,401        2,618,363            23.29             10.4%        83.0%
2006...............................        6        145,449        1,942,732            13.36              7.7%        90.7%
2007 and thereafter................        5        164,788        2,322,565             9.24              9.3%       100.0%
                                         ---      ---------      -----------           ------           ------
Consolidated Total/
  Weighted Average.................      232      1,879,413      $25,140,285           $13.38            100.0%       100.0%
                                         ===      =========      ===========           ======           ======

---------------
(1) "Final Annualized Base Rent" for each lease scheduled to expire represents the cash rental rate of base rents, excluding tenant reimbursements, in the final month prior to expiration multiplied by 12. Tenant reimbursements generally include payments on account of real estate taxes, operating expense escalations and common area utility charges.

(2) Represents lease expirations from September 30, 1996 through December 31, 1996.

(3) Includes 152,625 net rentable square feet and $780,711 of final annualized base rent ($5.12 per net rentable square foot) associated with 1998 and 1999 lease expirations on the Company's sole industrial property included in the Initial Properties.

                  LEASING EXPIRATIONS -- PROPERTY BY PROPERTY

     The following table sets forth detailed lease expiration information for each of the Properties for leases in place as of September 30, 1996, assuming that none of the tenants exercise renewal options or termination rights, if any, at or prior to the scheduled expirations.

       YEAR OF LEASE EXPIRATION        1996(1)        1997         1998         1999          2000          2001         2002
-------------------------------------- --------    ----------    --------    ----------    ----------    ----------    --------
INITIAL PROPERTIES:
HORSHAM/WILLOW GROVE/
 JENKINTOWN, PA
650 Dresher Road
Square Footage of Expiring Leases.....      --             --          --            --            --            --          --
Percentage of Total Leased Square
 Feet.................................      --             --          --            --            --            --          --
Final Annual Base Rent Under
 Expiring Leases(2)...................      --             --          --            --            --            --          --
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............      --             --          --            --            --            --          --
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................      --             --          --            --            --            --          --
Number of Leases Expiring.............      --             --          --            --            --            --          --
1155 Business Center Drive
Square Footage of Expiring Leases.....      --             --       1,023         6,988         2,298            --          --
Percentage of Total Leased Square
 Feet.................................      --             --         2.0%         13.7%          4.5%           --          --
Final Annual Base Rent Under
 Expiring Leases(2)...................      --             --     $11,253       $97,622       $29,070            --          --
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............      --             --      $11.00        $13.97            --            --          --
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................      --             --         1.7%         14.4%          4.3%           --          --
Number of Leases Expiring.............      --             --           1             1             1            --          --
500 Enterprise Road
Square Footage of Expiring Leases.....      --             --          --            --        12,845        53,906          --
Percentage of Total Leased Square
 Feet.................................      --             --          --            --          19.2%         80.8%         --
Final Annual Base Rent Under
 Expiring Leases(2)...................      --             --          --            --      $122,028      $595,661          --
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............      --             --          --            --         $9.50        $11.05          --
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................      --             --          --            --          17.0%         83.0%         --
Number of Leases Expiring.............      --             --          --            --             1             1          --
One Progress Avenue
Square Footage of Expiring Leases.....      --             --          --            --            --            --          --
Percentage of Total Leased Square
 Feet.................................      --             --          --            --            --            --          --
Final Annual Base Rent Under
 Expiring Leases(2)...................      --             --          --            --            --            --          --
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............      --             --          --            --            --            --          --
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................      --             --          --            --            --            --          --
Number of Leases Expiring.............      --             --          --            --            --            --          --

                                                                                             2007 AND
       YEAR OF LEASE EXPIRATION            2003         2004        2005         2006       THEREAFTER       TOTAL
--------------------------------------  ----------    --------    --------    ----------    ----------    -----------
INITIAL PROPERTIES:
HORSHAM/WILLOW GROVE/
 JENKINTOWN, PA
650 Dresher Road
Square Footage of Expiring Leases.....      30,138          --          --            --           --          30,138
Percentage of Total Leased Square
 Feet.................................       100.0%         --          --            --           --           100.0%
Final Annual Base Rent Under
 Expiring Leases(2)...................    $403,849          --          --            --           --        $403,849
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............      $13.40          --          --            --           --          $13.40
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................       100.0%         --          --            --           --           100.0%
Number of Leases Expiring.............           1          --          --            --           --               1
1155 Business Center Drive
Square Footage of Expiring Leases.....          --          --          --        40,774           --          51,083
Percentage of Total Leased Square
 Feet.................................          --          --          --          79.8%          --           100.0%
Final Annual Base Rent Under
 Expiring Leases(2)...................          --          --          --      $538,217           --        $676,162
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............          --          --          --        $13.20           --          $13.24
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................          --          --          --          79.6%          --           100.0%
Number of Leases Expiring.............          --          --          --             1           --               4
500 Enterprise Road
Square Footage of Expiring Leases.....          --          --          --            --           --          66,751
Percentage of Total Leased Square
 Feet.................................          --          --          --            --           --           100.0%
Final Annual Base Rent Under
 Expiring Leases(2)...................          --          --          --            --           --        $717,689
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............          --          --          --            --           --          $10.75
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................          --          --          --            --           --           100.0%
Number of Leases Expiring.............          --          --          --            --           --               2
One Progress Avenue
Square Footage of Expiring Leases.....          --          --          --            --       79,204          79,204
Percentage of Total Leased Square
 Feet.................................          --          --          --            --        100.0 %         100.0%
Final Annual Base Rent Under
 Expiring Leases(2)...................          --          --          --            --     $967,873        $967,873
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............          --          --          --            --       $12.22          $12.22
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................          --          --          --            --        100.0 %         100.0%
Number of Leases Expiring.............          --          --          --            --            1               1

---------------
Footnotes appear on page 81.

       YEAR OF LEASE EXPIRATION        1996(1)        1997         1998         1999          2000          2001         2002
-------------------------------------- --------    ----------    --------    ----------    ----------    ----------    --------
INITIAL PROPERTIES (CONTINUED):
SOUTHERN ROUTE
202 CORRIDOR, PA
456 Creamery Way
Square Footage of Expiring Leases.....      --             --          --            --            --            --          --
Percentage of Total Leased Square
 Feet.................................      --             --          --            --            --            --          --
Final Annual Base Rent Under
 Expiring Leases(2)...................      --             --          --            --            --            --          --
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............      --             --          --            --            --            --          --
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................      --             --          --            --            --            --          --
Number of Leases Expiring.............      --             --          --            --            --            --          --
486 Thomas Jones Way
Square Footage of Expiring Leases.....   2,676          3,895       8,612        10,086           961            --          --
Percentage of Total Leased Square
 Feet.................................    10.2 %         14.9%       32.8%         38.5%          3.7%
Final Annual Base Rent Under
 Expiring Leases(2)................... $30,774        $46,935     $99,944      $113,468       $11,532            --          --
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............  $11.50         $12.05      $11.61        $11.25        $12.00            --          --
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................       0              0        33.0%         37.5%          3.8%
Number of Leases Expiring.............       1              1           3             1             1            --          --
468 Creamery Way
Square Footage of Expiring Leases.....      --             --          --        23,588         5,346            --          --
Percentage of Total Leased Square
 Feet.................................      --             --          --          81.5%         18.5%           --          --
Final Annual Base Rent Under
 Expiring Leases(2)...................      --             --          --      $224,086       $67,627            --          --
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............      --             --          --         $9.50        $12.65            --          --
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................      --             --          --          76.8%         23.2%           --          --
Number of Leases Expiring.............      --             --          --             1             1            --          --
110 Summit Drive
Square Footage of Expiring Leases.....   2,600             --          --        26,920            --            --          --
Percentage of Total Leased Square
 Feet.................................     8.8 %                                   91.2%
Final Annual Base Rent Under
 Expiring Leases(2)................... $22,646             --          --      $191,110            --            --          --
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............   $8.71             --          --         $7.10            --            --          --
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................    10.6 %                                   89.4%
Number of Leases Expiring.............       1             --          --             2            --            --          --

                                                                                             2007 AND
       YEAR OF LEASE EXPIRATION            2003         2004        2005         2006       THEREAFTER       TOTAL
--------------------------------------  ----------    --------    --------    ----------    ----------    -----------
INITIAL PROPERTIES (CONTINUED):
SOUTHERN ROUTE
202 CORRIDOR, PA
456 Creamery Way
Square Footage of Expiring Leases.....      47,604          --          --            --           --          47,604
Percentage of Total Leased Square
 Feet.................................       100.0%         --          --            --           --           100.0%
Final Annual Base Rent Under
 Expiring Leases(2)...................    $357,030          --          --            --           --        $357,030
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............       $7.50          --          --            --           --           $7.50
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................       100.0%         --          --            --           --           100.0%
Number of Leases Expiring.............           1          --          --            --           --               1
486 Thomas Jones Way
Square Footage of Expiring Leases.....          --          --          --            --           --          26,230
Percentage of Total Leased Square
 Feet.................................                                                                         100.00%
Final Annual Base Rent Under
 Expiring Leases(2)...................          --          --          --            --           --        $302,653
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............          --          --          --            --           --          $11.54
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................                                                                         100.00%
Number of Leases Expiring.............          --          --          --            --           --               7
468 Creamery Way
Square Footage of Expiring Leases.....          --          --          --            --           --          28,934
Percentage of Total Leased Square
 Feet.................................          --          --          --            --           --           100.0%
Final Annual Base Rent Under
 Expiring Leases(2)...................          --          --          --            --           --        $291,713
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............          --          --          --            --           --          $10.08
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................          --          --          --            --           --           100.0%
Number of Leases Expiring.............          --          --          --            --           --               2
110 Summit Drive
Square Footage of Expiring Leases.....          --          --          --            --           --          29,520
Percentage of Total Leased Square
 Feet.................................                                                                         100.00%
Final Annual Base Rent Under
 Expiring Leases(2)...................          --          --          --            --           --        $213,756
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............          --          --          --            --           --           $7.24
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................                                                                         100.00%
Number of Leases Expiring.............          --          --          --            --           --               3

---------------
Footnotes appear on page 81.

       YEAR OF LEASE EXPIRATION        1996(1)        1997         1998         1999          2000          2001         2002
-------------------------------------- --------    ----------    --------    ----------    ----------    ----------    --------
INITIAL PROPERTIES (CONTINUED):
BLUE BELL/PLYMOUTH MEETING/ FORT WASHINGTON, PA
2240/50 Butler Pike
Square Footage of Expiring Leases.....      --             --       4,430        17,080            --            --          --
Percentage of Total Leased Square
 Feet.................................      --             --         8.5%         33.0%           --            --          --
Final Annual Base Rent Under
 Expiring Leases(2)...................      --             --     $56,483      $187,880            --            --          --
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............      --             --      $12.75        $11.00            --            --          --
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................      --             --         8.1%         27.0%           --            --          --
Number of Leases Expiring.............      --             --           1             1            --            --          --
120 West Germantown Pike
Square Footage of Expiring Leases.....      --             --       1,450            --            --        29,096          --
Percentage of Total Leased Square
 Feet.................................                                4.8%                                     95.2%
Final Annual Base Rent Under
 Expiring Leases(2)...................      --             --     $17,400            --            --      $510,427          --
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............      --             --      $12.00            --            --        $17.54          --
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................      --                        3.3%                                     96.7%
Number of Leases Expiring.............      --             --           1            --            --             2          --
140 West Germantown Pike
Square Footage of Expiring Leases.....      --             --       7,460        16,900         1,264            --          --
Percentage of Total Leased Square
 Feet.................................      --             --        29.1%         66.0%          4.9%           --          --
Final Annual Base Rent Under
 Expiring Leases(2)...................      --             --    $125,701      $215,059       $16,432            --          --
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............      --             --      $16.85        $12.73        $13.00            --          --
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................      --             --        35.2%         60.2%          4.6%           --          --
Number of Leases Expiring.............      --             --           1             2             1            --          --
2260 Butler Pike
Square Footage of Expiring Leases.....      --             --          --         3,041        21,008         7,843          --
Percentage of Total Leased Square
 Feet.................................                                              9.5%         65.9%         24.6%
Final Annual Base Rent Under
 Expiring Leases(2)...................      --             --          --       $41,662      $283,608       $98,038          --
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............      --             --          --        $13.70        $13.50        $12.50          --
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................      --             --          --           9.8%         67.0%         23.2%         --
Number of Leases Expiring.............      --             --          --             1             1             1          --

                                                                                            2007 AND
       YEAR OF LEASE EXPIRATION            2003         2004        2005         2006       THEREAFTER       TOTAL
--------------------------------------  ----------    --------    --------    ----------    ----------    -----------
INITIAL PROPERTIES (CONTINUED):

BLUE BELL/PLYMOUTH MEETING/ FORT WASHI
2240/50 Butler Pike
Square Footage of Expiring Leases.....          --          --          --        30,359           --          51,869
Percentage of Total Leased Square
 Feet.................................          --          --          --          58.5%          --           100.0%
Final Annual Base Rent Under
 Expiring Leases(2)...................          --          --          --      $450,831           --        $695,194
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............          --          --          --        $14.85           --          $13.40
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................          --          --          --          64.9%          --           100.0%
Number of Leases Expiring.............          --          --          --             1           --               3
120 West Germantown Pike
Square Footage of Expiring Leases.....          --          --          --            --           --          30,546
Percentage of Total Leased Square
 Feet.................................                                                                          100.0%
Final Annual Base Rent Under
 Expiring Leases(2)...................          --          --          --            --           --        $527,827
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............          --          --          --            --           --          $17.28
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................                                                                          100.0%
Number of Leases Expiring.............          --          --          --            --           --               3
140 West Germantown Pike
Square Footage of Expiring Leases.....          --          --          --            --           --          25,624
Percentage of Total Leased Square
 Feet.................................          --          --          --            --           --           100.0%
Final Annual Base Rent Under
 Expiring Leases(2)...................          --          --          --            --           --        $357,192
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............          --          --          --            --           --          $13.94
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................          --          --          --            --           --           100.0%
Number of Leases Expiring.............          --          --          --            --           --               4
2260 Butler Pike
Square Footage of Expiring Leases.....          --          --          --            --           --          31,892
Percentage of Total Leased Square
 Feet.................................                                                                          100.0%
Final Annual Base Rent Under
 Expiring Leases(2)...................          --          --          --            --           --        $423,308
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............          --          --          --            --           --          $13.27
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................          --          --          --            --           --           100.0%
Number of Leases Expiring.............          --          --          --            --           --               3

---------------
Footnotes appear on page 81.

       YEAR OF LEASE EXPIRATION        1996(1)        1997         1998         1999          2000          2001         2002
-------------------------------------- --------    ----------    --------    ----------    ----------    ----------    --------
INITIAL PROPERTIES (CONTINUED):
MAIN LINE, PA
16 Campus Boulevard
Square Footage of Expiring Leases.....      --             --          --            --            --         8,000          --
Percentage of Total Leased Square
 Feet.................................      --             --          --            --            --          12.2%         --
Final Annual Base Rent Under
 Expiring Leases(2)...................      --             --          --            --            --       $96,000          --
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............      --             --          --            --            --        $12.00          --
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................      --             --          --            --            --          13.4%         --
Number of Leases Expiring.............      --             --          --            --            --             1          --
18 Campus Boulevard
Square Footage of Expiring Leases.....      --          6,224          --         2,042            --        29,434          --
Percentage of Total Leased Square
 Feet.................................      --           16.5%         --           5.4%           --          78.1%         --
Final Annual Base Rent Under
 Expiring Leases(2)...................      --        $78,360          --       $26,546            --      $447,354          --
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............      --         $12.59          --        $13.00            --        $15.20          --
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................      --           14.2%         --           4.8%           --          81.0%         --
Number of Leases Expiring.............      --              1          --             1            --             3          --
LEHIGH VALLEY, PA
7310 Tilghman Street
Square Footage of Expiring Leases.....  13,107          8,667      11,000         3,829            --         2,980          --
Percentage of Total Leased Square
 Feet.................................    33.1 %         21.9%       27.8%          9.7%           --           7.5%         --
Final Annual Base Rent Under
 Expiring Leases(2)................... $108,788       $86,670     $92,950       $34,461            --       $29,055          --
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............   $8.30         $10.00       $8.45         $9.00            --         $9.75          --
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................    30.9 %         24.6%       26.4%          9.8%           --           8.3%         --
Number of Leases Expiring.............       1              1           1             1            --             1          --
7248 Tilghman Street
Square Footage of Expiring Leases.....      --          5,327          --         2,695            --        32,180          --
Percentage of Total Leased Square
 Feet.................................      --           13.2%         --           6.7%           --          80.1%         --
Final Annual Base Rent Under
 Expiring Leases(2)...................      --        $59,929          --       $30,993            --      $348,540          --
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............      --         $11.25          --        $11.50            --        $10.83          --
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................      --           13.6%         --           7.1%           --          79.3%         --
Number of Leases Expiring.............      --              1          --             1            --             2          --

                                                                                             2007 AND
       YEAR OF LEASE EXPIRATION            2003         2004        2005         2006       THEREAFTER       TOTAL
--------------------------------------  ----------    --------    --------    ----------    ----------    -----------
INITIAL PROPERTIES (CONTINUED):
MAIN LINE, PA
16 Campus Boulevard
Square Footage of Expiring Leases.....          --          --          --        57,463           --        65,463
Percentage of Total Leased Square
 Feet.................................          --          --          --          87.8%          --         100.0%
Final Annual Base Rent Under
 Expiring Leases(2)...................          --          --          --      $620,837           --      $716,837
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............          --          --          --        $10.80           --        $10.95
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................          --          --          --          86.6%          --         100.0%
Number of Leases Expiring.............          --          --          --             3           --             4
18 Campus Boulevard
Square Footage of Expiring Leases.....          --          --          --            --           --        37,700
Percentage of Total Leased Square
 Feet.................................          --          --          --            --           --         100.0%
Final Annual Base Rent Under
 Expiring Leases(2)...................          --          --          --            --           --      $552,260
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............          --          --          --            --           --        $14.65
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................          --          --          --            --           --         100.0%
Number of Leases Expiring.............          --          --          --            --           --             5
LEHIGH VALLEY, PA
7310 Tilghman Street
Square Footage of Expiring Leases.....          --          --          --            --           --        39,583
Percentage of Total Leased Square
 Feet.................................          --          --          --            --           --         100.0%
Final Annual Base Rent Under
 Expiring Leases(2)...................          --          --          --            --           --      $351,924
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............          --          --          --            --           --         $8.89
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................          --          --          --            --           --         100.0%
Number of Leases Expiring.............          --          --          --            --           --             5
7248 Tilghman Street
Square Footage of Expiring Leases.....          --          --          --            --           --        40,202
Percentage of Total Leased Square
 Feet.................................          --          --          --            --           --         100.0%
Final Annual Base Rent Under
 Expiring Leases(2)...................          --          --          --            --           --      $439,462
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............          --          --          --            --           --        $10.93
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................          --          --          --            --           --         100.0%
Number of Leases Expiring.............          --          --          --            --           --             4

---------------
Footnotes appear on page 81.

       YEAR OF LEASE EXPIRATION        1996(1)        1997         1998         1999          2000          2001         2002
-------------------------------------- --------    ----------    --------    ----------    ----------    ----------    --------
INITIAL PROPERTIES (CONTINUED):
6575 Snowdrift Road
Square Footage of Expiring Leases.....      --             --          --        46,250            --            --          --
Percentage of Total Leased Square
 Feet.................................      --             --          --         100.0%           --            --          --
Final Annual Base Rent Under
 Expiring Leases(2)...................      --             --          --      $330,688            --            --          --
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............      --             --          --         $7.15            --            --          --
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................      --             --          --         100.0%           --            --          --
Number of Leases Expiring.............      --             --          --             1            --            --          --
LANSDALE, PA
1510 Gehman Road
Square Footage of Expiring Leases.....      --             --      53,900        98,725            --            --          --
Percentage of Total Leased Square
 Feet.................................      --             --        35.3%         64.7%           --            --          --
Final Annual Base Rent Under
 Expiring Leases(2)...................      --             --    $361,130      $419,581            --            --          --
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............      --             --       $6.70         $4.25            --            --          --
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................      --             --        46.3%         53.7%           --            --          --
Number of Leases Expiring.............      --             --           1             1            --            --          --
BURLINGTON COUNTY, NJ
One Greentree Centre
Square Footage of Expiring Leases.....   3,701         15,394       5,172         4,415            --        10,303          --
Percentage of Total Leased Square
 Feet.................................     6.6%          27.6%        9.3%          7.9%           --          18.5%         --
Final Annual Base Rent Under
 Expiring Leases(2)................... $60,813       $247,192     $84,954       $78,366            --      $182,038          --
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............  $16.43         $16.06      $16.43        $17.75            --        $17.67          --
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................     6.2%          25.1%        8.6%          8.0%           --          18.5%         --
Number of Leases Expiring.............       2              6           3             1            --             2          --
Two Greentree Centre
Square Footage of Expiring Leases.....   5,680         18,838       3,732         3,183            --            --          --
Percentage of Total Leased Square
 Feet.................................    10.1%          33.6%        6.7%          5.7%           --            --          --
Final Annual Base Rent Under
 Expiring Leases(2)................... $99,400       $283,350     $69,917       $50,928            --            --          --
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............  $17.50         $15.04      $11.75        $16.00            --            --          --
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................    10.3%          29.2%        7.2%          5.3%           --            --          --
Number of Leases Expiring.............       1              5           2             1             1            --          --

                                                                                             2007 AND
       YEAR OF LEASE EXPIRATION            2003         2004        2005         2006       THEREAFTER       TOTAL
--------------------------------------  ----------    --------    --------    ----------    ----------    -----------
INITIAL PROPERTIES (CONTINUED):
6575 Snowdrift Road
Square Footage of Expiring Leases.....          --          --          --            --           --          46,250
Percentage of Total Leased Square
 Feet.................................          --          --          --            --           --           100.0%
Final Annual Base Rent Under
 Expiring Leases(2)...................          --          --          --            --           --        $330,688
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............          --          --          --            --           --           $7.15
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................          --          --          --            --           --           100.0%
Number of Leases Expiring.............          --          --          --            --           --               1
LANSDALE, PA
1510 Gehman Road
Square Footage of Expiring Leases.....          --          --          --            --           --         152,625
Percentage of Total Leased Square
 Feet.................................          --          --          --            --           --           100.0%
Final Annual Base Rent Under
 Expiring Leases(2)...................          --          --          --            --           --        $780,711
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............          --          --          --            --           --           $5.12
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................          --          --          --            --           --           100.0%
Number of Leases Expiring.............          --          --          --            --           --               2
BURLINGTON COUNTY, NJ
One Greentree Centre
Square Footage of Expiring Leases.....          --          --          --        16,853           --          55,838
Percentage of Total Leased Square
 Feet.................................          --          --          --          30.2%          --           100.0%
Final Annual Base Rent Under
 Expiring Leases(2)...................          --          --          --      $332,847           --        $986,210
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............          --          --          --        $19.75           --          $17.66
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................          --          --          --          33.8%          --           100.0%
Number of Leases Expiring.............          --          --          --             1           --              15
Two Greentree Centre
Square Footage of Expiring Leases.....       5,255          --      19,387            --           --          56,075
Percentage of Total Leased Square
 Feet.................................         9.4%         --        34.5%           --           --           100.0%
Final Annual Base Rent Under
 Expiring Leases(2)...................     $99,845          --    $365,564            --           --        $969,004
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............      $19.00          --      $18.86            --           --          $16.82
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................        10.3%         --        37.7%           --           --           100.0%
Number of Leases Expiring.............           1          --           2            --           --              12

---------------
Footnotes appear on page 81.

       YEAR OF LEASE EXPIRATION        1996(1)        1997         1998         1999          2000          2001         2002
-------------------------------------- --------    ----------    --------    ----------    ----------    ----------    --------
INITIAL PROPERTIES (CONTINUED):
Three Greentree Centre
Square Footage of Expiring Leases.....       --        17,676          --            --        13,150        26,430          --
Percentage of Total Leased Square
 Feet.................................       --          26.6%         --            --          19.8%         39.8%         --
Final Annual Base Rent Under
 Expiring Leases(2)...................       --      $317,173          --            --      $242,155      $450,885          --
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............       --        $17.94          --            --        $18.41        $17.06          --
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................       --          26.9%         --            --          20.5%         38.2%         --
Number of Leases Expiring.............       --             3          --            --             2             2          --
CAMDEN COUNTY, NJ
457 Haddonfield Road
Square Footage of Expiring Leases.....                 11,521          --         7,233         5,798         6,978       8,912
Percentage of Total Leased Square
 Feet.................................                   11.4%         --           7.2%          5.6%          6.9%        8.8%
Final Annual Base Rent Under
 Expiring Leases(2)...................               $184,682          --      $105,819      $102,032      $144,134    $169,328
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............                 $16.03          --        $14.63        $17.60        $20.66      $19.00
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................                   10.4%         --           6.0%          5.8%          8.1%        9.6%
Number of Leases Expiring.............                      1          --             1             2             3           1
OTHER MARKETS
168 Franklin Corner Road,
 Lawrenceville, NJ
Square Footage of Expiring Leases.....    8,467           550          --         4,504            --         3,902          --
Percentage of Total Leased Square
 Feet.................................     48.6%          3.2%         --          25.8%           --          22.4%         --
Final Annual Base Rent Under
 Expiring Leases(2)................... $106,041        $7,150          --       $62,200            --       $39,020          --
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............   $12.52        $13.00          --        $13.81            --        $10.00          --
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................     49.5%          3.3%         --          29.0%           --          18.2%         --
Number of Leases Expiring.............        3             1          --             1            --             1          --
5910-6090 Six Forks, Raleigh, NC
Square Footage of Expiring Leases.....   17,773        27,794       3,842        18,733            --         1,674          --
Percentage of Total Leased Square
 Feet.................................     24.2%         37.9%        5.2%         25.6%           --           2.3%         --
Final Annual Base Rent Under
 Expiring Leases(2)................... $247,672      $390,483     $58,175      $286,723            --       $26,784          --
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............    13.94         14.05       15.14         15.31            --         16.00          --
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................     23.2%         36.5%        5.4%         26.8%           --           2.5%         --
Number of Leases Expiring.............        6            22           5            10            --             1          --


                                                                                             2007 AND
       YEAR OF LEASE EXPIRATION            2003         2004        2005         2006       THEREAFTER       TOTAL
--------------------------------------  ----------    --------    --------    ----------    ----------    -----------
INITIAL PROPERTIES (CONTINUED):
Three Greentree Centre
Square Footage of Expiring Leases.....    9,226             --          --            --           --        66,482
Percentage of Total Leased Square
 Feet.................................     13.9%            --          --            --           --         100.0%
Final Annual Base Rent Under
 Expiring Leases(2)................... $170,681             --          --            --           --    $1,180,894
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............   $18.50             --          --            --           --        $17.76
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................     14.5%            --          --            --           --         100.0%
Number of Leases Expiring.............        1             --          --            --           --             8
CAMDEN COUNTY, NJ
457 Haddonfield Road
Square Footage of Expiring Leases.....   13,589          9,262          --            --       37,515       100,808
Percentage of Total Leased Square
 Feet.................................     13.5%           9.2%         --            --         37.2%        100.0%
Final Annual Base Rent Under
 Expiring Leases(2)................... $269,926       $185,240          --            --     $612,245    $1,773,406
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............   $19.86          20.00          --            --       $16.32        $17.59
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................     15.2%          10.5%         --            --         34.5%        100.0%
Number of Leases Expiring.............        2              1          --            --            1            12
OTHER MARKETS
168 Franklin Corner Road,
 Lawrenceville, NJ
Square Footage of Expiring Leases.....       --             --          --            --           --        17,423
Percentage of Total Leased Square
 Feet.................................       --             --          --            --           --         100.0%
Final Annual Base Rent Under
 Expiring Leases(2)...................       --             --          --            --           --      $214,411
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............       --             --          --            --           --        $12.31
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................       --             --          --            --           --         100.0%
Number of Leases Expiring.............       --             --          --            --           --             6
5910-6090 Six Forks, Raleigh, NC
Square Footage of Expiring Leases.....    3,524             --          --            --           --        73,340
Percentage of Total Leased Square
 Feet.................................      4.8%            --          --            --           --         100.0%
Final Annual Base Rent Under
 Expiring Leases(2)...................  $59,908             --          --            --           --    $1,069,745
Final Annual Base Rent per Square Foot
 Under Expiring Leases(3).............    17.00             --          --            --           --         14.59
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................      5.6%            --          --            --           --         100.0%
Number of Leases Expiring.............        1             --          --            --           --            45

---------------
Footnotes appear on page 81.

       YEAR OF LEASE EXPIRATION        1996(1)        1997         1998         1999          2000          2001         2002
-------------------------------------- --------    ----------    --------    ----------    ----------    ----------    --------
CONSOLIDATED TOTALS FOR INITIAL
 PROPERTIES
 Square Footage of Expiring Leases....  54,004        115,886     100,621       296,212        62,670       212,726       8,912
 Percentage of Total Leased Square
   Feet...............................     4.6 %          9.2%        8.0%         23.6%          5.0%         17.0%         .7%
 Total Annual Base Rent Under Expiring
   Leases(2).......................... $676,134    $1,701,924    $977,905    $2,495,062      $874,483    $2,970,875    $169,328
 Total Annual Base Rent per Square
   Feet Under Expiring Leases(3)......  $12.86         $14.69       $9.72         $8.42        $13.95        $13.97      $19.00
 Percentage of Total Final Annual Base
   Rate Represented by Expiring
   Leases.............................     4.8 %         11.0%        6.4%         16.2%          5.7%         19.3%        1.1%
 Number of Leases Expiring............      15             42          20            28            10            20           1

CONSOLIDATED TOTALS FOR INITIAL
 PROPERTIES
 Square Footage of Expiring Leases....     109,336       9,262      19,387       145,449      116,719       1,251,184
 Percentage of Total Leased Square
   Feet...............................         8.7%        0.8%        1.5%         11.6%         9.3 %         100.0%
 Total Annual Base Rent Under Expiring
   Leases(2)..........................  $1,361,239    $185,240    $365,564    $1,942,732    $1,580,118    $15,300,604
 Total Annual Base Rent per Square
   Feet Under Expiring Leases(3)......      $12.45      $20.00      $18.86        $13.36       $13.54          $12.23
 Percentage of Total Final Annual Base
   Rate Represented by Expiring
   Leases.............................         8.9%        1.2%        2.4%         12.7%        10.3 %         100.0%
 Number of Leases Expiring............           7           1           2             6            2             154

       YEAR OF LEASE EXPIRATION        1996(1)        1997         1998         1999          2000          2001         2002
-------------------------------------- --------    ----------    --------    ----------    ----------    ----------    --------
ACQUISITION PROPERTIES:
HORSHAM/WILLOW GROVE/JENKINTOWN PA
700/800 Business Center Drive
Square Footage of Expiring Leases.....      --             --          --        22,761            --        30,773          --
Percentage of Total Leased Square
 Feet.................................      --             --          --          27.8%           --          37.5%         --
Final Annual Base Rent Under Expiring
 Leases(2)............................      --             --          --      $348,223            --      $499,965          --
Final Annual Base Rent per Square Foot
 under Expiring Leases(3).............      --             --          --        $15.30            --        $16.25          --
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................      --             --          --          27.5%           --          39.5%         --
Number of Leases Expiring.............      --             --          --             3            --             2          --
KING OF PRUSSIA, PA
500 North Gulph Road
Square Footage of Expiring Leases.....   2,362          8,214       6,617        35,085        15,101        12,566          --
Percentage of Total Leased Square
 Feet.................................     3.0 %         10.3%        8.3%         43.9%         18.9%         15.7%         --
Final Annual Base Rent Under Expiring
 Leases(2)............................ $43,697       $133,067    $123,521      $608,010      $286,919      $226,188          --
Final Annual Base Rent per Square Foot
 under Expiring Leases(3).............  $18.50         $16.20      $18.67        $17.33        $19.00        $18.00          --
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................     3.1 %          9.4%        8.7%         42.8%         20.2%         15.9%         --
Number of Leases Expiring.............       1              1           3             5             1             1          --
Bucks County, PA
2200 Cabot Boulevard
Square Footage of Expiring Leases.....      --         20,700          --        21,000        13,381            --          --
Percentage of Total Leased Square
 Feet.................................      --           37.6%         --          38.1%         24.3%           --          --
Final Annual Base Rent Under Expiring
 Leases(2)............................      --       $108,054          --       $80,850       $53,524            --          --
Final Annual Base Rent per Square Foot
 under Expiring Leases(3).............      --          $5.22          --         $3.85         $4.00            --          --
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................      --           44.6%         --          33.3%         22.1%           --          --
Number of Leases Expiring.............      --              1          --             1             1            --          --
2250 Cabot Boulevard
Square Footage of Expiring Leases.....      --             --          --        40,000            --            --          --
Percentage of Total Leased Square
 Feet.................................      --             --          --         100.0%           --            --          --
Final Annual Base Rent Under Expiring
 Leases(2)............................      --             --          --      $140,000            --            --          --
Final Annual Base Rent per Square Foot
 under Expiring Leases(3).............      --             --          --         $3.50            --            --          --
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................      --             --          --         100.0%           --            --          --
Number of Leases Expiring.............      --             --          --             1            --            --          --

                                                                                             2007 AND
       YEAR OF LEASE EXPIRATION            2003         2004        2005         2006       THEREAFTER       TOTAL
--------------------------------------  ----------    --------    --------    ----------    ----------    -----------
ACQUISITION PROPERTIES:
HORSHAM/WILLOW GROVE/JENKINTOWN PA
700/800 Business Center Drive
Square Footage of Expiring Leases.....          --          --          --            --       28,475          82,009
Percentage of Total Leased Square
 Feet.................................          --          --          --            --         34.7 %         100.0%
Final Annual Base Rent Under Expiring
 Leases(2)............................          --          --          --            --     $418,583      $1,266,771
Final Annual Base Rent per Square Foot
 under Expiring Leases(3).............          --          --          --            --       $14.70          $15.45
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................          --          --          --            --         33.0 %         100.0%
Number of Leases Expiring.............          --          --          --            --            1               6
KING OF PRUSSIA, PA
500 North Gulph Road
Square Footage of Expiring Leases.....          --          --          --            --           --          79.945
Percentage of Total Leased Square
 Feet.................................          --          --          --            --           --           100.0%
Final Annual Base Rent Under Expiring
 Leases(2)............................          --          --          --            --           --      $1,421,402
Final Annual Base Rent per Square Foot
 under Expiring Leases(3).............          --          --          --            --           --          $17.78
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................          --          --          --            --           --           100.0%
Number of Leases Expiring.............          --          --          --            --           --              12
Bucks County, PA
2200 Cabot Boulevard
Square Footage of Expiring Leases.....          --          --          --            --           --          55,081
Percentage of Total Leased Square
 Feet.................................          --          --          --            --           --           100.0%
Final Annual Base Rent Under Expiring
 Leases(2)............................          --          --          --            --           --        $242,428
Final Annual Base Rent per Square Foot
 under Expiring Leases(3).............          --          --          --            --           --           $4.40
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................          --          --          --            --           --           100.0%
Number of Leases Expiring.............          --          --          --            --           --               3
2250 Cabot Boulevard
Square Footage of Expiring Leases.....          --          --          --            --           --          40,000
Percentage of Total Leased Square
 Feet.................................          --          --          --            --           --           100.0%
Final Annual Base Rent Under Expiring
 Leases(2)............................          --          --          --            --           --        $140,000
Final Annual Base Rent per Square Foot
 under Expiring Leases(3).............          --          --          --            --           --           $3.50
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................          --          --          --            --           --           100.0%
Number of Leases Expiring.............          --          --          --            --           --               1

---------------
Footnotes appear on page 81.

       YEAR OF LEASE EXPIRATION        1996(1)        1997         1998         1999          2000          2001         2002
-------------------------------------- --------    ----------    --------    ----------    ----------    ----------    --------
ACQUISITION PROPERTIES (CONTINUED):
2260/2270 Cabot Boulevard
Square Footage of Expiring Leases.....  11,283          7,356       8,203            --         2,796            --          --
Percentage of Total Leased Square
 Feet.................................    38.1 %         24.8%       27.7%           --           9.4%           --          --
Final Annual Base Rent Under Expiring
 Leases(2)............................ $94,613        $72,021     $70,782            --       $34,111            --          --
Final Annual Base Rent per Square Foot
 under Expiring Leases(3).............   $8.39          $9.79       $8.63            --        $12.20            --          --
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................    34.9 %         26.5%       26.1%           --          12.6%           --          --
Number of Leases Expiring.............       3              4           3            --             1            --          --
3000 Cabot Boulevard
Square Footage of Expiring Leases.....   1,900         10,840      11,378         4,933            --            --          --
Percentage of Total Leased Square
 Feet.................................     6.5 %         37.3%       39.2%         17.0%           --            --          --
Final Annual Base Rent Under Expiring
 Leases(2)............................ $34,200       $173,440    $203,048       $84,101            --            --          --
Final Annual Base Rent per Square Foot
 under Expiring Leases(3).............  $18.00         $16.00      $17.85        $17.05            --            --          --
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................     6.9 %         35.1%       41.1%         17.0%           --            --          --
Number of Leases Expiring.............       1              1           2             2            --            --          --
GREENWOOD SQUARE
Square Footage of Expiring Leases.....   6,500         80,658      16,105        11,373         3,730        28,454       4,433
Percentage of Total Leased Square
 Feet.................................     4.3 %         52.8%       10.6%          7.5%          2.4%         18.6%        2.9%
Final Annual Based Rent Under Expiring
 Leases(2)............................ $141,440    $1,334,481    $262,484      $193,957       $70,684      $460,126     $82,764
Final Annual Base Rent per Square Foot
 under Expiring Leases(3).............  $21.76         $16.54      $16.30        $17.05        $18.95        $16.17      $18.67
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................     5.6 %         52.4%       10.3%          7.6%          2.8%         18.1%        3.2%
Number of Leases Expiring.............       1             10           6             5             1             6           1
Burlington County, NJ
8000 Lincoln Drive
Square Footage of Expiring Leases.....      --             --          --            --            --        36,830          --
Percentage of Total Leased Square
 Feet.................................      --             --          --            --            --          67.1%         --
Final Annual Base Rent Under Expiring
 Leases(2)............................      --             --          --            --            --      $662,940          --
Final Annual Base Rent per Square Foot
 under Expiring Leases(3).............      --             --          --            --            --        $18.00          --
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................      --             --          --            --            --          67.2%         --
Number of Leases Expiring.............      --             --          --            --            --             1          --

ACQUISITION PROPERTIES (CONTINUED):

                                                                                             2007 AND
       YEAR OF LEASE EXPIRATION            2003         2004        2005         2006       THEREAFTER       TOTAL
--------------------------------------  ----------    --------    --------    ----------    ----------    -----------
2260/2270 Cabot Boulevard
Square Footage of Expiring Leases.....          --          --          --            --           --          29,638
Percentage of Total Leased Square
 Feet.................................          --          --          --            --           --           100.0%
Final Annual Base Rent Under Expiring
 Leases(2)............................          --          --          --            --           --        $271,527
Final Annual Base Rent per Square Foot
 under Expiring Leases(3).............          --          --          --            --           --           $9.16
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................          --          --          --            --           --           100.0%
Number of Leases Expiring.............          --          --          --            --           --              11
3000 Cabot Boulevard
Square Footage of Expiring Leases.....          --          --          --            --           --          29,051
Percentage of Total Leased Square
 Feet.................................          --          --          --            --           --           100.0%
Final Annual Base Rent Under Expiring
 Leases(2)............................          --          --          --            --           --        $494,789
Final Annual Base Rent per Square Foot
 under Expiring Leases(3).............          --          --          --            --           --          $17.03
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................          --          --          --            --           --           100.0%
Number of Leases Expiring.............          --          --          --            --           --               6
GREENWOOD SQUARE
Square Footage of Expiring Leases.....          --          --          --            --        1,501         152,754
Percentage of Total Leased Square
 Feet.................................          --          --          --            --          1.0 %         100.0%
Final Annual Based Rent Under Expiring
 Leases(2)............................          --          --          --            --           --      $2,545,336
Final Annual Base Rent per Square Foot
 under Expiring Leases(3).............          --          --          --            --           --          $16.67
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................          --          --          --            --           --           100.0%
Number of Leases Expiring.............          --          --          --            --            1              31
Burlington County, NJ
8000 Lincoln Drive
Square Footage of Expiring Leases.....          --          --          --            --       18,093          54,923
Percentage of Total Leased Square
 Feet.................................          --          --          --            --         32.9 %         100.0%
Final Annual Base Rent Under Expiring
 Leases(2)............................          --          --          --            --     $323,865        $986,805
Final Annual Base Rent per Square Foot
 under Expiring Leases(3).............          --          --          --            --       $17.90          $17.97
Percentage of Total Final Annual Base
 Rent Represented by Expiring
 Leases...............................          --          --          --            --         32.8 %         100.0%
Number of Leases Expiring.............          --          --          --            --            1               2

---------------
Footnotes appear on page 81.

    YEAR OF LEASE EXPIRATION      1996(1)         1997          1998          1999          2000          2001         2002
-------------------------------- ----------    ----------    ----------    ----------    ----------    ----------    --------
Northern Suburban Wilmington
One Righter Parkway
Square Footage of Expiring
 Leases.........................      1,200         2,681            --         7,933            --            --          --
Percentage of Total Leased
 Square Feet....................        1.1%          2.6%           --           7.6%           --            --          --
Final Annual Base Rent Under
 Expiring Leases(2).............    $21,000       $45,577            --      $150,651            --            --          --
Final Annual Base Rent per
 Square Foot under Expiring
 Leases(3)......................     $17.50        $17.00            --        $18.99            --            --          --
Percentage of Total Final Annual
 Base Rent Represented by
 Expiring Leases................        0.9%          1.9%           --           6.1%           --            --          --
Number of Leases Expiring.......          1             1            --             3            --            --          --

                                                                                           2007 AND
    YEAR OF LEASE EXPIRATION         2003          2004          2005          2006       THEREAFTER       TOTAL
--------------------------------  ----------    ----------    ----------    ----------    ----------    -----------
Northern Suburban Wilmington
One Righter Parkway
Square Footage of Expiring
 Leases.........................          --            --        93,014            --           --         104,828
Percentage of Total Leased
 Square Feet....................          --            --          88.7%           --           --           100.0%
Final Annual Base Rent Under
 Expiring Leases(2).............          --            --    $2,252,799            --           --      $2,470,027
Final Annual Base Rent per
 Square Foot under Expiring
 Leases(3)......................          --            --        $24.22            --           --          $23.56
Percentage of Total Final Annual
 Base Rent Represented by
 Expiring Leases................          --            --          91.2%           --           --           100.0%
Number of Leases Expiring.......          --            --             1            --           --               6

---------------

(1) Represents lease expirations from September 30, 1996 to December 31, 1996.

(2) Represents annual base rent for the final annual period in accordance with lease terms.

(3) Calculated by dividing the annual base rent for the final annual period by the net rentable square feet subject to such leases.

CONSOLIDATED TOTALS FOR ACQUISITION PROPERTIES

    YEAR OF LEASE EXPIRATION      1996(1)         1997          1998          1999          2000          2001         2002
-------------------------------- ----------    ----------    ----------    ----------    ----------    ----------    --------
Square Footage of Expiring
 Leases.........................     23,245       130,449        42,303       143,085        35,008       108,623       4,433
Percentage of Total Leased
 Square Feet....................        3.7%         20.8%          6.7%         22.8%          5.6%         17.2%        0.7%
Final Annual Base Rent Under
 Expiring Leases(2).............   $334,950    $1,866,640      $659,835    $1,605,792      $445,238    $1,849,219     $82,764
Final Annual Base Rent per
 Square Foot under Expiring
 Leases(3)......................     $14.41        $14.31        $15.60        $11.22        $12.72        $17.02      $18.67
Percentage of Total Final Annual
 Base Rent Represented by
 Expiring Leases................        3.4%         19.0%          6.7%         16.3%          4.5%          8.8%        0.8%
Number of Leases Expiring.......          7            18            14            20             4            10           1

                                                                                           2007 AND
    YEAR OF LEASE EXPIRATION         2003          2004          2005          2006       THEREAFTER       TOTAL
--------------------------------  ----------    ----------    ----------    ----------    ----------    -----------
Square Footage of Expiring
 Leases.........................          --            --        93,014            --       48,069         628,229
Percentage of Total Leased
 Square Feet....................          --            --          14.8%           --          7.7 %         100.0%
Final Annual Base Rent Under
 Expiring Leases(2).............          --            --    $2,252,799            --     $742,447      $9,839,684
Final Annual Base Rent per
 Square Foot under Expiring
 Leases(3)......................          --            --        $24.22            --       $15.45          $15.66
Percentage of Total Final Annual
 Base Rent Represented by
 Expiring Leases................          --            --          22.9%           --          7.6 %         100.0%
Number of Leases Expiring.......          --            --             1            --            3              78

---------------

(1) Represents lease expirations from September 30, 1996 to December 31, 1996.

(2) Represents annual base rent for the final annual period in accordance with lease terms.

(3) Calculated by dividing the annual base rent for the final annual period by the net rentable square feet subject to such leases.

CONSOLIDATED TOTALS FOR ALL PROPERTIES

    YEAR OF LEASE EXPIRATION      1996(1)         1997          1998          1999          2000          2001         2002
-------------------------------- ----------    ----------    ----------    ----------    ----------    ----------    --------
Square Footage of Expiring
 Leases.........................     77,249       246,335       142,924       439,297        97,678       321,349      13,345
Percentage of Total Leased
 Square Feet....................        4.1%         13.1%          7.6%         22.8%          5.2%         17.1%        0.7%
Final Annual Base Rent Under
 Expiring Leases(2)............. $1,011,084    $3,568,563    $1,637,739    $4,100,854    $1,319,720    $4,820,094    $252,092
Final Annual Base Rent per
 Square Foot under Expiring
 Leases(3)......................     $13.09        $14.49        $11.46         $9.34        $13.51        $15.00      $18.89
Percentage of Total Final Annual
 Base Rent Represented by
 Expiring Leases................        4.0%         14.2%          6.5%         16.3%          5.3%         19.2%        1.0%
Number of Leases Expiring.......         22            60            34            48            14            30           2

                                                                                           2007 AND
    YEAR OF LEASE EXPIRATION         2003          2004          2005          2006       THEREAFTER       TOTAL
--------------------------------  ----------    ----------    ----------    ----------    ----------    -----------
Square Footage of Expiring
 Leases.........................     109,336         9,262       112,401       145,449      164,788       1,879,413
Percentage of Total Leased
 Square Feet....................         5.8%          0.5%          6.0%          7.7%         8.8 %         100.0%
Final Annual Base Rent Under
 Expiring Leases(2).............  $1,361,239      $185,240    $2,618,363    $1,942,732    $2,322,565    $25,140,285
Final Annual Base Rent per
 Square Foot under Expiring
 Leases(3)......................      $12.45        $20.00        $23.29        $13.36        $9.24          $13.38
Percentage of Total Final Annual
 Base Rent Represented by
 Expiring Leases................         5.4%          0.7%         10.4%          7.7%         9.3 %         100.0%
Number of Leases Expiring.......           7             1             3             6            5             232

---------------

(1) Represents lease expirations from September 30, 1996 to December 31, 1996.

(2) Represents annual base rent for the final annual period in accordance with lease terms.

(3) Calculated by dividing the annual base rent for the final annual period by the net rentable square feet subject to such leases.

HISTORICAL TENANT IMPROVEMENTS AND LEASING COMMISSIONS

     The following table sets forth certain historical information regarding tenant improvements ("TI") and leasing commission ("LC") costs attributable to leases that commenced (i.e., the date the renewal or replacement tenant began to pay rent) for the Initial Properties during each of the periods presented. TI and LC costs for commenced leases during a particular period do not equal the cash paid during such period due to the timing of payments. The following results for the nine-month period ended September 30, 1996 are not necessarily indicative of the results that may be expected for the full fiscal year. Historical TI and LC data relating to the Acquisition Properties was not made available to the Company.

                                                                       JANUARY 1 TO        TOTAL/WEIGHTED
                               1993         1994         1995       SEPTEMBER 30, 1996        AVERAGE
                             --------     --------     --------     ------------------     --------------
NEW TENANTS(1)(2)
Number of Leases...........        21            8           31                17                    77
Square feet of re-tenanted
  space....................    91,590       52,312(2)   168,618           160,863               473,383
TI per square foot.........  $   7.01     $  22.72(2)  $   4.26          $   3.88            $     6.70
LC per square foot.........  $   2.87     $   2.67     $   2.19          $   1.42            $     2.11
                             --------     --------     --------          --------            ----------
  Total TI and LC per
     square foot...........  $   9.88     $  25.39(2)  $   6.45          $   5.30            $     8.81
                             ========     ========     ========          ========            ==========
RENEWAL/EXPANSION LEASES(1)
Number of Leases...........        24           29           32                20                   105
Square feet of
  Renewals/Expansions......    72,961      122,178      308,331           148,309               651,779
TI per square foot.........  $   4.21     $   4.31     $   4.88          $   3.46            $     4.38
LC per square foot.........  $    .64     $   2.13     $   0.79          $   1.14            $     1.10
                             --------     --------     --------          --------            ----------
  Total TI and LC per
     square foot...........  $   4.85     $   6.44     $   5.67          $   4.60            $     5.48
                             ========     ========     ========          ========            ==========
TOTAL NEW TENANTS AND
  RENEWAL/EXPANSION
  LEASES(1)(2)
Number of Leases...........        45           37           63                37                   182
Square feet................   164,551      174,490      476,949           309,172             1,125,162
TI per square foot.........  $   5.77     $   9.83     $   4.66          $   3.68            $     5.36
LC per square foot.........  $   1.88     $   2.29     $   1.28          $   1.29            $     1.52
                             --------     --------     --------          --------            ----------
  Total TI and LC per
     square foot...........  $   7.65     $  12.12     $   5.94          $   4.97            $     6.88
                             ========     ========     ========          ========            ==========

---------------
(1) Includes TI and LC costs relating to the 23 Initial Properties that are office buildings and excludes the one industrial property.
(2) Represents costs associated with conversion of approximately 44,000 net rentable square feet of warehouse/laboratory space to office space.

HISTORICAL CAPITAL EXPENDITURES

     The following table sets forth information relating to the combined historical capital expenditures (excluding those expenditures which are recoverable from tenants) of the 23 Initial Properties that are office buildings. Historical capital expenditure data relating to the Acquisition Properties was not made available to the Company.

                                                                                        JANUARY 1 TO
                                                                                        SEPTEMBER 30,
                                              1993           1994           1995            1996
                                           ----------     ----------     ----------     -------------
Number of Net Rentable Square Feet(1)....   1,027,431      1,027,431      1,032,764        1,082,257
Capital Expenditures Incurred............  $       --     $   46,060     $   78,601      $   126,738
Capital Expenditures per net rentable
  square foot............................  $       --     $     0.04     $     0.08      $      0.12
Annual Weighted Average per square foot
(January 1, 1993 to September 30, 1996)............................................      $      0.06

---------------

(1) Net rentable square feet are weighted to reflect the acquisitions of 168 Franklin Corner Road in November 1995 and the LibertyView Building (457 Haddonfield Road) in July 1996. In all instances the one industrial property (1510 Gehman Road) included in the Initial Properties and the Acquisition Properties are excluded from the calculations.

POTENTIAL REVENUE INCREASE AT REPLACEMENT COST RENTS

     The Company believes that the SSI/TNC Properties, the Acquisition Properties and LibertyView have been purchased at substantial discounts to replacement cost and have the potential for significant internal revenue growth as rental rates for office properties in their respective submarkets recover to levels that would provide a reasonable return on investment to a developer of a new Class A multi-tenant office building ("Replacement Cost Rents").

                    ESTIMATED REPLACEMENT COST RENT ANALYSIS
                         MULTI-TENANT OFFICE BUILDINGS
                         (PER NET RENTABLE SQUARE FOOT)

                                                                   SUBURBAN MARKET(1)
                                                                   -------------------
                                                                     LOW        HIGH
                                                                   -------     -------
        Total Construction (Replacement) Costs(1)................  $135.00     $145.00
        Estimated Replacement Cost Rents(1)......................  $ 22.00     $ 24.00
        Weighted Average Class A Rental Rates(2).................  $ 18.94     $ 18.94
                                                                   -------     -------
        Increase in Class A Rental Rates Necessary to Reach
          Replacement Cost Rents.................................  $  3.06     $  5.06
        Percentage Increase in Class A Rental Rates Necessary to
          Reach Replacement Cost Rents...........................    16.2 %      26.7 %

---------------
(1) Replacement cost data obtained from C&W Market Analyses. C&W consulted the Marshall Valuation Service, a nationally recognized construction cost manual, which indicated that the total cost of development ranges from approximately $135 to $145 per square foot. This cost includes land, both direct and indirect costs of construction, a contingency for initial leasing expenses and an allowance for overhead. This Replacement Cost Rents data excludes any provision for developers' profit.
(2) Market estimate, provided by C&W.

     The Company believes that large corporate users of Class A office space are beginning to face a shortage of large contiguous blocks of Class A space. This is illustrated by the fact that, according to C&W, there has been extremely limited office development for the period from January 1, 1995 to June 30, 1996 (approxi-mately 255,000 net rentable square feet of new office development out of a total inventory of approximately 43.7 million square feet of office space in the submarkets where the Properties are located).

                   HISTORICAL SQUARE FEET UNDER CONSTRUCTION
                                PHILADELPHIA MSA


    1991          1992        1993         1994        1995        JUNE 30, 1996
    ----          ----        ----         ----        ----        -------------
 1,359,500      332,000      157,290      52,390      227,390         26,600


HISTORICAL OCCUPANCY

     The table below sets forth the average occupancy rates, based on square feet leased, of the Initial Properties at the indicated dates. Historical occupancy data relating to the Acquisition Properties was not made available to the Company.

                                                      AGGREGATE RENTABLE     PERCENTAGE LEASED
                            DATE                        SQUARE FEET(1)       AT PERIOD END(2)
        --------------------------------------------  ------------------     -----------------
        September 30, 1996..........................       1,333,794               93.8%
        December 31, 1995...........................       1,212,056               89.7%
        December 31, 1994...........................       1,180,056               94.0%
        December 31, 1993...........................       1,180,056               92.1%
        December 31, 1992...........................       1,180,056               91.4%
        December 31, 1991...........................       1,180,056               83.8%

---------------
(1) The Properties at 168 Franklin Corner Road and 457 Haddonfield Road (LibertyView) are excluded from the data for these years because the Company acquired such Properties subsequent to the applicable period. 168 Franklin Corner Road was acquired in November 1995 and, at that time, was 54% leased. 457 Haddonfield Road was acquired in July 1996, and at that time was 67% leased.

(2) Percentage leased for four of the Initial Properties (One, Two and Three Greentree Centre and Twin Forks Office Park) is as of January 31. The Company does not believe that percentages at December 31 for such Properties are materially different than the percentages at January 31.

               OCCUPANCY AND RENTAL RATES -- PROPERTY BY PROPERTY

     The following table sets forth the occupancy rates, average annual effective rental rate per leased square foot and total annual rental revenue for each of the Initial Properties during the periods specified. Historical occupancy data and average annual effective rental rates relating to the Acquisition Properties were not made available to the Company.

                                                                                                                  AS OF AND
                                                                                                                   FOR THE
                                                                                                                   PERIOD
                                                            YEAR ENDED DECEMBER 31,                                 ENDED
                                     ----------------------------------------------------------------------     SEPTEMBER 30,
                                        1991           1992           1993           1994           1995            1996
                                     ----------     ----------     ----------     ----------     ----------     -------------
HORSHAM/WILLOW GROVE/
  JENKINTOWN, PA
650 DRESHER ROAD
  Percentage Leased at Period
    End..........................           100%           100%           100%           100%           100%           100%
  Average Annual Effective Rental
    Rate Per Leased Square Foot
    (1)..........................    $    17.39     $    17.39     $    17.09     $    16.89     $    15.23        $ 16.50
  Total Annual Rental Revenue
    (2)..........................    $  524,000     $  524,000     $  515,000     $  509,000     $  306,000         --
1155 BUSINESS CENTER DRIVE
  Percentage Leased at Period
    End..........................            99%           100%            96%            97%           100%            99%
  Average Annual Effective Rental
    Rate Per Leased Square Foot
    (1)..........................    $    16.43     $    16.68     $    17.14     $    16.51     $    16.50        $ 17.22
  Total Annual Rental Revenue
    (2)..........................    $  751,000     $  854,000     $  863,000     $  813,000     $  827,000         --
500 ENTERPRISE ROAD
  Percentage Leased at Period
    End..........................            74%            74%            74%            93%            84%            98%
  Average Annual Effective Rental
    Rate Per Leased Square Foot
    (1)..........................    $    11.92     $    12.80     $    13.70     $    11.55     $    13.13        $ 15.03
  Total Annual Rental Revenue
    (2)..........................    $  471,000     $  638,000     $  683,000     $  626,000     $  813,000         --
ONE PROGRESS AVENUE
  Percentage Leased at Period
    End..........................           100%           100%           100%           100%           100%           100%
  Average Annual Effective Rental
    Rate Per Leased Square Foot
    (1)..........................    $    12.64     $    12.06     $    11.88     $    12.56     $    11.45        $ 11.75
  Total Annual Rental Revenue
    (2)..........................    $1,001,000     $  955,000     $  941,000     $  995,000     $  907,000         --
SOUTHERN ROUTE 202
  CORRIDOR, PA
456 CREAMERY WAY
  Percentage Leased at Period
    End..........................           100%           100%           100%           100%           100%           100%
  Average Annual Effective Rental
    Rate Per Leased Square Foot
    (1)..........................    $     8.82     $     5.13     $     7.71     $     7.18     $     7.12        $  7.25
  Total Annual Rental Revenue
    (2)..........................    $  420,000     $  244,000     $  367,000     $  342,000     $  339,000         --
486 THOMAS JONES WAY
  Percentage Leased at Period
    End..........................            66%            66%            88%            88%            86%          50.9%
  Average Annual Effective Rental
    Rate Per Leased Square Foot
    (1)..........................    $    14.91     $    15.18     $    14.75     $    14.74     $    14.58        $ 15.46
  Total Annual Rental Revenue
    (2)..........................    $  416,000     $  517,000     $  646,000     $  669,000     $  649,000         --

                                                                                                                  AS OF AND
                                                                                                                   FOR THE
                                                                                                                   PERIOD
                                                            YEAR ENDED DECEMBER 31,                                 ENDED
                                     ----------------------------------------------------------------------     SEPTEMBER 30,
                                        1991           1992           1993           1994           1995            1996
                                     ----------     ----------     ----------     ----------     ----------     -------------
468 CREAMERY WAY
  Percentage Leased at Period
    End..........................           100%           100%           100%           100%           100%           100%
  Average Annual Effective Rental
    Rate Per Leased Square Foot
    (1)..........................    $    12.44     $    12.96     $    13.00     $    13.31     $    12.89        $ 13.88
  Total Annual Rental Revenue
    (2)..........................    $  360,000     $  375,000     $  376,000     $  385,000     $  373,000         --
110 SUMMIT DRIVE
  Percentage Leased at Period
    End..........................            79%            90%           100%           100%            87%            68%
  Average Annual Effective Rental
    Rate Per Leased Square Foot
    (1)..........................    $     8.30     $    10.13     $     9.42     $     9.60     $     8.46        $  7.20
  Total Annual Rental Revenue
    (2)..........................    $  314,000     $  356,000     $  377,000     $  419,000     $  360,000         --
BLUE BELL/PLYMOUTH MEETING/FORT
  WASHINGTON, PA
2240/50 BUTLER PIKE
  Percentage Leased at Period
    End..........................            79%           100%           100%           100%           100%            99%
  Average Annual Effective Rental
    Rate Per Leased Square Foot
    (1)..........................    $    17.66     $    17.66     $    16.69     $    16.50     $    16.27        $ 17.55
  Total Annual Rental Revenue
    (2)..........................    $  819,000     $  842,000     $  871,000     $  861,000     $  849,000         --
120 WEST GERMANTOWN PIKE
  Percentage Leased at Period
    End..........................           100%           100%           100%           100%           100%           100%
  Average Annual Effective Rental
    Rate Per Leased Square Foot
    (1)..........................    $    19.28     $    20.26     $    20.66     $    20.43     $    18.73        $ 17.52
  Total Annual Rental Revenue
    (2)..........................    $  589,000     $  619,000     $  631,000     $  624,000     $  563,000         --
140 WEST GERMANTOWN PIKE
  Percentage Leased at Period
    End..........................           100%            72%            96%           100%           100%            99%
  Average Annual Effective Rental
    Rate Per Leased Square Foot
    (1)..........................    $    16.65     $    16.86     $    16.19     $    15.34     $    15.61        $ 17.38
  Total Annual Rental Revenue
    (2)..........................    $  432,000     $  367,000     $  365,000     $  394,000     $  405,000         --
2260 BUTLER PIKE
  Percentage Leased at Period
    End..........................           100%           100%            75%            75%           100%           100%
  Average Annual Effective Rental
    Rate Per Leased Square Foot
    (1)..........................    $    16.23     $    16.62     $    18.42     $    17.30     $    16.76        $ 17.82
  Total Annual Rental Revenue
    (2)..........................    $  497,000     $  530,000     $  455,000     $  416,000     $  436,000         --
MAIN LINE, PA
16 CAMPUS BOULEVARD
  Percentage Leased at Period
    End..........................           100%           100%           100%           100%             0%           100%
  Average Annual Effective Rental
    Rate Per Leased Square Foot
    (1)..........................    $    16.57     $    17.53     $    18.68     $    18.15     $    17.22        $ 13.58
  Total Annual Rental Revenue
    (2)..........................    $1,122,000     $1,187,000     $1,265,000     $1,229,000     $1,069,000         --
18 CAMPUS BOULEVARD
  Percentage Leased at Period
    End..........................            35%            77%            77%            82%            82%           100%
  Average Annual Effective Rental
    Rate Per Leased Square Foot
    (1)..........................    $    18.33     $    16.94     $    17.69     $    17.56     $    17.14        $ 18.62
  Total Annual Rental Revenue
    (2)..........................    $  224,000     $  350,000     $  513,000     $  524,000     $  532,000         --

                                                                                                                  AS OF AND
                                                                                                                   FOR THE
                                                                                                                   PERIOD
                                                            YEAR ENDED DECEMBER 31,                                 ENDED
                                     ----------------------------------------------------------------------     SEPTEMBER 30,
                                        1991           1992           1993           1994           1995            1996
                                     ----------     ----------     ----------     ----------     ----------     -------------
LEHIGH VALLEY, PA
7310 TILGHMAN STREET
  Percentage Leased at Period
    End..........................            78%            90%            82%            82%            93%            99%
  Average Annual Effective Rental
    Rate Per Leased Square Foot
    (1)..........................    $    10.26     $    10.91     $    11.85     $    11.99     $    11.23        $  8.89
  Total Annual Rental Revenue
    (2)..........................    $  366,000     $  350,000     $  402,000     $  395,000     $  393,000         --
7248 TILGHMAN STREET
  Percentage Leased at Period
    End..........................            96%            96%            83%            92%            92%            94%
  Average Annual Effective Rental
    Rate Per Leased Square Foot
    (1)..........................    $    12.68     $    12.66     $    13.82     $    14.22     $    13.81        $ 14.76
  Total Annual Rental Revenue
    (2)..........................    $  439,000     $  522,000     $  537,000     $  549,000     $  557,000             --
6575 SNOWDRIFT ROAD
  Percentage Leased at Period
    End..........................           100%           100%           100%           100%           100%           100%
  Average Annual Effective Rental
    Rate Per Leased Square Foot
    (1)..........................    $     7.82     $     7.98     $     8.09     $     8.52     $     7.35        $  7.15
  Total Annual Rental Revenue
    (2)..........................    $  315,000     $  369,000     $  374,000     $  394,000     $  340,000             --
1510 GEHMAN ROAD
  Percentage Leased at Period
    End..........................            50%            85%            85%           100%           100%           100%
  Average Annual Effective Rental
    Rate Per Leased Square Foot
    (1)..........................    $     5.53     $     5.82     $     7.47     $     7.27     $     7.21        $  4.72
  Total Annual Rental Revenue
    (2)..........................    $  419,000     $  676,000     $  969,000     $1,082,000     $1,101,000             --
BURLINGTON COUNTY, NJ
ONE GREENTREE CENTRE
  Percentage Leased at Period End
    (3)..........................            81%            97%           100%            93%            91%           100%
  Average Annual Effective Rental
    Rate Per Leased Square Foot
    (1)..........................    $    16.82     $    14.96     $    15.53     $    15.80     $    18.42        $ 16.07
  Total Annual Rental Revenue
    (2)..........................    $  815,000     $  744,000     $  855,000     $  854,000     $  949,000             --
TWO GREENTREE CENTRE
  Percentage Leased at Period End
    (3)..........................            83%            84%            79%            75%           100%           100%
  Average Annual Effective Rental
    Rate Per Leased Square Foot
    (1)..........................    $    16.74     $    17.78     $    18.49     $    16.18     $    13.60        $ 16.02
  Total Annual Rental Revenue
    (2)..........................    $  794,000     $  832,000     $  845,000     $  698,000     $  666,000             --
THREE GREENTREE CENTRE
  Percentage Leased at Period End
    (3)..........................           100%            95%           100%            74%            99%            96%
  Average Annual Effective Rental
    Rate Per Leased Square Foot
    (1)..........................    $    17.77     $    17.77     $    18.35     $    15.94     $    15.78        $ 16.41
  Total Annual Rental Revenue
    (2)..........................    $1,226,000     $1,194,000     $1,234,000     $  957,000     $  942,000             --

                                                                                                                  AS OF AND
                                                                                                                   FOR THE
                                                                                                                   PERIOD
                                                            YEAR ENDED DECEMBER 31,                                 ENDED
                                     ----------------------------------------------------------------------     SEPTEMBER 30,
                                        1991           1992           1993           1994           1995            1996
                                     ----------     ----------     ----------     ----------     ----------     -------------
CAMDEN COUNTY, NJ
457 HADDONFIELD ROAD
  (LIBERTYVIEW)
  Percentage Leased at Period End
    (4)..........................            --             --             --             --             63%            83%
  Average Annual Effective Rental
    Rate Per Leased Square Foot
    (4)..........................            --             --             --             --             --        $ 18.63
  Total Annual Rental Revenue
    (4)..........................            --             --             --             --             --             --
OTHER MARKETS
168 FRANKLIN CORNER ROAD,
  LAWRENCEVILLE, NJ
  Percentage Leased at Period End
    (5)..........................            --             --             --             --             55%            55%
  Average Annual Effective Rental
    Rate Per Leased Square Foot
    (5)..........................            --             --             --             --     $    15.95        $ 15.55
  Total Annual Rental Revenue
    (5)..........................            --             --             --             --     $   23,000             --
5910-6090 SIX FORKS, RALEIGH, NC
  Percentage Leased at Period End
    (3)..........................            92%            93%            97%           100%            97%           100%
  Average Annual Effective Rental
    Rate Per Leased Square Foot
    (1)..........................    $    11.16     $    12.37     $    11.22     $    13.13     $    14.27        $ 14.25
  Total Annual Rental Revenue
    (2)..........................    $  630,000     $  833,000     $  779,000     $  944,000     $1,026,000             --

---------------

(1) For the years ended December 31, 1991 through 1995, represents annual rental revenue divided by the average occupancy level. For the nine-month period ended September 30, 1996, represents: (i) for office leases written on a triple net lease basis, the sum of the annualized contracted base rental rates payable for all space leased as of September 30, 1996 without giving effect to free rent or scheduled rent increases that would be taken into account under generally accepted accounting principles plus the 1996 budgeted operating expense excluding tenant electricity; and (ii) for office leases written on a full service basis, the annualized contracted base rental rate payable for all space leased as of September 30, 1996 without giving effect to free rent or scheduled rent increases that would be taken into account under generally accepted accounting principles. In both cases, the annualized rental is divided by the total square footage leased as of September 30, 1996.
(2) Represents rental revenue including tenant reimbursements, determined on a straight-line basis in accordance with generally accepted accounting principles. Tenant reimbursements generally include payment of real estate taxes, operating expenses and escalations and common area maintenance and utility charges.
(3) Percentage leased for four of the Properties (One, Two and Three Greentree Centre and Twin Forks Office Park) is as of January 31. The Company does not believe that percentages at December 31 for such Properties are materially different than the percentages at January 31.
(4) Property acquired in July 1996.
(5) Property acquired in November 1995.

SUBMARKETS AND PROPERTY INFORMATION

     The Properties owned and operated by the Company contain an aggregate of approximately 2.0 million net rentable square feet. Thirty-five of the Properties are located in the Market. The C&W Mid-Year Report divides the six Pennsylvania counties included within the Market into nine submarkets. While the Company considers all nine of these Pennsylvania submarkets and the two southern New Jersey counties within the Market as its primary market, its currently owned Properties are concentrated in several key submarket areas. These submarkets are discussed below. Unless otherwise indicated, the market data contained in the following discussion have been derived from the C&W Mid-Year Report and from nine additional market analyses prepared by C&W at the request of the Company (the "C&W Market Analyses").

                        HORSHAM/WILLOW GROVE/JENKINTOWN

     The Company owns four Initial Properties and will acquire two Properties in the Horsham/Willow Grove/Jenkintown submarket. This submarket contains, as of June 30, 1996, approximately 3.3 million net rentable square feet of commercial office space. As of June 30, 1996, total vacancy was approximately 12.1%, down from 15.6% as of June 30, 1995. Demand for office space in this submarket has historically come from the movement of users outward from Philadelphia and from the formation of new high-tech/service oriented businesses.

HORSHAM BUSINESS CENTER

     Horsham Business Center is a business park developed by the Company and consists of 16 Class A suburban office buildings aggregating approximately 600,000 net rentable square feet. Horsham Business Center is located on the northwestern side of the Philadelphia metropolitan area in Montgomery County, Pennsylvania.

     As of June 30, 1996, the direct competition to the Company's Properties within this submarket consisted of approximately 1.1 million net rentable square feet of existing Class A office space (in 22 buildings), with an overall vacancy rate of 8.9%, as compared to 17.2% as of June 30, 1995. The weighted average asking rental rate in directly competitive properties is $18.02 per square foot compared to the average existing rental rates of $16.50 and $17.22 in the Company's two buildings as of September 30, 1996.

     650 Dresher Road

          650 Dresher Road is a one story office building completed in 1984. This Property contains 30,138 net rentable square feet and is situated on
     4.2 acres. This Property is constructed of structural steel framing with a brick exterior. As of September 30, 1996, this Property was 100% leased to GMAC Mortgage Corporation at an average annualized existing base rent of $11.75 per leased square foot. After factoring in 1996 projected operating expense recoveries, the annualized existing rental rate at the building as of August 31, 1996 excluding tenant utilities was $16.50 per leased square foot. The lease is scheduled to expire in May 2003 and is structured on a triple net basis which allows for a complete pass through of all property operating expenses.

     1155 Business Center Drive

          1155 Business Center Drive is a two story office building completed in 1990. This Property contains 51,388 net rentable square feet and is situated on 5 acres. This Property is constructed of structural steel framing with a brick exterior. As of September 30, 1996, this Property was 99.4% leased to four tenants with an average annualized existing base rent of $12.37 per leased square foot. After factoring in 1996 projected operating expense recoveries, the average annualized existing rental rate at the building as of September 30, 1996 excluding tenant utilities was $17.22 per leased square foot. The largest tenant in this property is IMS (International Mill Service) occupying 40,774 square feet or 79.4% of the total net rentable square feet, with a lease scheduled to expire in March 2006. There are no existing leases at this property that are scheduled to expire in 1996 or 1997.

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     700/800 Horsham Business Center Drive (Acquisition Properties)

          700/800 Business Center Drive is a two building, one and two story office complex completed in 1986. These buildings aggregate 82,009 net rentable square feet and are situated on 13.2 acres. The buildings are constructed of structural steel framing with a brick exterior. As of September 30, 1996, the buildings were 100% leased to five tenants. After factoring in 1996 projected operating expense recoveries, the average annualized existing rental rate at the buildings as of September 30, 1996 excluding tenant utilities was $14.60 per leased square foot. The primary tenant, is Metpath, which occupies 28,475 net rentable square feet, expanding to 51,236 net rentable square feet in July 1999, under a lease scheduled to expire in January 2012.

KEITH VALLEY BUSINESS CENTER

     Keith Valley Business Center contains two office buildings, and is located in Horsham, Montgomery County, Pennsylvania. Keith Valley Business Center is located several miles from, and is within the same submarket as, Horsham Business Center.

     500 Enterprise Road

          500 Enterprise Road is a one story office/flex building completed in 1990. This Property contains 67,800 net rentable square feet and is situated on 7.4 acres. This Property is constructed of structural steel framing with a brick exterior. As of September 30, 1996, this Property was 98.5% leased to two tenants, with an average annualized existing base rent per leased square foot of $10.75. After factoring in 1996 projected operating expense recoveries, the average annualized existing rental rate at this Property as of September 30, 1996 excluding tenant utilities was $15.03 per leased square foot. Conti Trade Services Corporation, a wholly owned subsidiary of Continental Grain, leases 53,906 square feet (representing 79.6% of the net rentable square feet) under a lease scheduled to expire in April 2001, provided that Conti Trade Services Corporation may terminate the lease in April 2000 with a penalty payment. The other lessee (constituting 12,845 net rentable square feet) at this Property is Pioneer Technologies, under a lease scheduled to expire in October 2000. This property competes for tenants in the same office submarket as the Properties in the Horsham Business Center.

     One Progress Drive

          One Progress Drive is a two story office building completed in 1986. This Property contains 79,204 net rentable square feet and is constructed of structural steel framing with a brick exterior. As of September 30, 1996, this Property was 100% leased to Reed Technology at an average existing base rent per leased square foot of $9.25. After factoring in 1996 projected operating expense recoveries, the annualized existing rental rate at the building as of September 30, 1996, excluding tenant utilities, is $11.75 per leased square foot. Reed Technology is a wholly-owned subsidiary of Reed Elsevier, and the lease is scheduled to expire in June 2011. In connection with this tenancy, the interior of the building was substantially renovated at the tenant's expense. The lease contains the following two early termination provisions: in July 2001 the tenant may terminate the lease upon one year's prior written notice to the Company and by making a termination payment of $3.2 million; in July 2006 the tenant may terminate the lease upon one year's written notice and by making a termination payment of $840,000. According to C&W, One Progress Drive competes for tenants in the same office submarket as the Horsham Business Center properties. The tenant has a right of first offer to purchase this Property during the term of its lease.

                          SOUTHERN ROUTE 202 CORRIDOR

     The Company owns four Properties in the Southern Route 202 Corridor submarket. This submarket contains, as of June 30, 1996, approximately 3.5 million net rentable square feet of commercial office space and an additional approximately 2.6 million net rentable square feet of flex space. As of June 30, 1996, total vacancy for commercial office space in this submarket was approximately 13.9%, down from 22.9% as of

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June 30, 1995. Over the 18-month period ended June 30, 1996, net absorption of office space in this submarket averaged 39,800 square feet per quarter or approximately 160,000 square feet per annum. Leasing activity during this period averaged approximately 100,000 square feet per quarter or 400,000 square feet per annum. As of June 30, 1996, total vacancy for flex space in this submarket was approximately 2.8%, down from 8.5% at the end of the first quarter of 1995.

     The Company's Properties in this submarket are located in two separate business complexes: Whitelands Business Park and Oaklands Corporate Center, in which the Company developed a total of seven buildings. Of these seven buildings, four were build-to-suit and were sold to the occupant. The buildings were constructed between 1987 and 1990, contain an aggregate of 171,698 net rentable square feet and are situated on 17.6 acres.

OAKLANDS BUSINESS CENTER

     456 Creamery Way

          456 Creamery Way is a single story office/flex building completed in 1987. This Property contains 47,604 net rentable square feet and is situated on 5.2 acres and is currently 100% leased to Neutronics, Inc. under a lease scheduled to expire in January 2003 at an existing rental rate of $7.25 per square foot. This lease is written on a triple net basis and, pursuant to its terms, the tenant contracts directly with third parties that provide building services, including landscaping, janitorial service and snow removal.

     486 Thomas Jones Way

          486 Thomas Jones Way is a two story office building completed in 1990. This Property contains 51,500 net rentable square feet and is situated on
     4.6 acres. This Property is constructed of steel framing with a brick exterior. As of September 30, 1996, this Property was 50.93% leased to seven tenants at an average annualized existing rental rate of $11.54 per square foot. After factoring in 1996 projected operating expense recoveries, the average annualized existing rental rate at this Property as of September 30, 1996 excluding tenant utilities was $15.46 per leased square foot. The primary tenant at this Property is First American Real Estate, which occupies 10,086 square feet under a lease scheduled to expire in December 1999.

     468 Creamery Way

          468 Creamery Way is a single story office building completed in 1990. This Property contains 28,934 net rentable square feet and is situated on
     2.6 acres. As of September 30, 1996, this Property was 100% leased to two tenants at an average annualized existing rental rate of $10.08 per square foot. After factoring in 1996 projected operating expense recoveries, the average annualized existing rental rate at this Property as of September 30, 1996 excluding tenant utilities was $13.88 per leased square foot. The primary tenant at this Property is Franciscan Health System, which occupies 23,588 square feet under a lease scheduled to expire in June 1999.

WHITELANDS BUSINESS CENTER

     110 Summit Drive

          110 Summit Drive is a single story office building completed in 1985. This Property contains 43,660 net rentable square feet and is situated on
     5.2 acres. As of September 30, 1996, this Property was 67.6% leased to three tenants at an average existing base rent of $7.20 per square foot. The primary tenant is Maris Equipment, which occupies 21,580 square feet under a lease scheduled to expire in April 1999.

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                   BLUE BELL/PLYMOUTH MEETING/FORT WASHINGTON

     The Company owns four Properties in the Blue Bell/Plymouth Meeting/Fort Washington submarket. As of June 30, 1996, this submarket contains approximately
4.9 million square feet of commercial office space. As of June 30, 1996, total vacancy for commercial office space was approximately 6.9%, down from 11.8% as of June 30, 1995. As of September 30, 1996, there were no projects under construction. Absorption of office space in this submarket has averaged 55,000 square feet per quarter or 218,000 square feet annually during the 18-month period ended June 30, 1996. Leasing activity has averaged approximately 95,000 square feet per quarter or 380,000 square feet per annum during the 18-month period ended June 30, 1996.

MEETINGHOUSE BUSINESS CENTER

     Meetinghouse Business Center was developed by the Company and consists of five office buildings aggregating approximately 140,000 net rentable square feet. This complex is located on the northeastern side of the Philadelphia metropolitan area in Montgomery County, Pennsylvania. The buildings were completed in 1984 and are situated on 20.5 acres. The buildings are one and two story, with structural steel framing and stone and stucco exteriors. This complex was developed consistent with the requirements of the Meetinghouse historical district. The complex is at the interchange of the Pennsylvania Turnpike (both East-West and Northeast Extension) and Interstate 476, which is the largest interchange on the Pennsylvania Turnpike.

     Meetinghouse Business Center competes for tenants in the Blue Bell/Plymouth Meeting/Fort Washington submarket which consists of approximately 4.9 million square feet. As of June 30, 1996, total vacancy in this marketplace was 6.9%, which represents a significant decline from 11.8% as of June 30, 1995. C&W identified five other buildings which directly compete with Meetinghouse Business Center. These buildings aggregate 443,000 net rentable square feet, and as of June 30, 1996 were less than 1.9% vacant. Average annual asking rental rates for this direct competition range from $18.00 to $19.00 per square foot while existing tenants at this Property were paying $15.45 to $18.60 per square foot as of September 30, 1996.

     2240/50 Butler Pike

          2240/50 Butler Pike is a one story office building completed in 1984. This Property contains 52,183 net rentable square feet and is situated on
     7.5 acres. As of September 30, 1996, this Property was 99.4% leased to three tenants. The primary tenant is CoreStates Bank, which occupies 30,359 net rentable square feet (representing 58% of the aggregate net rentable square feet at the Property) at an existing annualized rental rate of $13.50 per square foot under a lease scheduled to expire in April 2006. The other major tenant in this Property is Worldwide Marketing, which occupies 17,080 net rentable square feet (representing 33% of the net rentable square feet at the Property) at an existing annualized rental rate of $11.00 per square foot under a lease scheduled to expire in October 1999. After factoring in 1996 projected operating expense recoveries, the annual average existing rental rate for this Property as of September 30, 1996 (excluding tenant utilities) was $17.55 per leased square foot.

     120 W. Germantown Pike

          120 W. Germantown Pike is a two story office building completed in 1984. This Property contains 30,546 net rentable square feet and is situated on 3.2 acres. As of September 30, 1996, this Property was 100% leased to three tenants. The primary tenant is Clair O'Dell, a regional insurance agency, which occupies 25,177 net rentable square feet (representing 82% of the net rentable square feet at the Property) under a lease scheduled to expire in July 2001 at an existing annualized rental rate of $17.50 per square foot. After factoring in 1996 projected operating expense recoveries, the average annual existing rental rate for this Property as of September 30, 1996 excluding tenant utilities was $17.52 per leased square foot.

     140 W. Germantown Pike

          140 W. Germantown Pike is a two story office building completed in 1984. This Property contains 25,953 net rentable square feet and is situated on 3.6 acres. As of September 30, 1996, this Property was

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     98.7% leased to four tenants. The primary tenant is Healthcare, Inc., which occupies 11,822 net rentable square feet (representing 46% of the net rentable square feet at the Property) under a lease scheduled to expire in September 1999 at an average annualized existing rental rate of $12.50 square foot. After factoring in 1996 projected operating expense recoveries, the annual existing rental rate for all tenants at this Property as of September 30, 1996 (excluding tenant utilities) was $17.38 per leased square foot.

     2260 Butler Pike

          2260 Butler Pike is a one story office building completed in 1984. This Property contains 31,892 net rentable square feet and is situated on
     6.2 acres. As of September 30, 1996, this Property was 100% leased to three tenants. The primary tenant is Information Resources, which occupies 21,008 net rentable square feet (representing 66% of the net rentable square feet at the Property) under a lease scheduled to expire in December 2000 at an existing annualized rental rate of $13.50 per square foot. After factoring in 1996 projected operating expense recoveries, the annual existing rental rate for all tenants at this Property as of September 30, 1996 (excluding tenant utilities) was $17.82 per leased square foot.

                                   MAIN LINE

     The Company owns two Properties in the Main Line submarket. This submarket contains, as of June 30, 1996, approximately 2.5 million square feet of commercial office space. As of June 30, 1996, the total vacancy rate was approximately 8.5%, down from 14.5% at June 30, 1995. Over the 18-month period ended June 30, 1996, net absorption of office space in this submarket totalled approximately 150,000 square feet, while leasing activity exceeded 315,000 square feet. The Company's Properties in this submarket are located in the Newtown Square Corporate Campus.

NEWTOWN SQUARE CORPORATE CAMPUS

     According to C&W, as of June 30, 1996, there were 21 buildings aggregating approximately 2.3 million net rentable square feet that are in direct competition to the Company's Newtown Square Properties. The vacancy rate in these directly competitive properties was 7.2% as of June 30, 1996. As a result, vacancy rates in these directly competitive properties compare favorably to the 8.5% vacancy rate in the overall Main Line office submarket area as of June 30, 1996. Rental rates in the directly comparable properties range from $18.00 per square foot full service (which includes a pro rata share of all costs of operating the property) to $24.00 per square foot plus tenant electricity. On a gross rental rate basis, excluding tenant utilities, existing tenants in 16 and 18 Campus Boulevard were paying from $11.49 to $17.60 and from $16.50 to $17.95, respectively, per leased square foot plus electricity as of September 30, 1996.

     16 Campus Boulevard

          16 Campus Boulevard is a three story office building completed in 1990. This Property contains 65,463 net rentable square feet and is situated on 14.6 acres. This Property is constructed of structural steel framing with a brick exterior. As of September 30, 1996, this Property was 100% leased to four tenants at an average annualized base rent per leased per square foot of $9.43. The largest tenant at this Property, New England Mutual Life, occupies 31,907 net rentable square feet under a lease scheduled to expire in 2006. 16 Campus Boulevard also is the headquarters building of the Company. After factoring in 1996 projected operating expense recoveries, the average annual existing rental rate for the building as of September 30, 1996 (excluding tenant utilities) was $13.58 per square foot. A tenant at this Property has a right of first offer to purchase this Property during the term of its lease, which is scheduled to expire in June 2006.

     18 Campus Boulevard

          18 Campus Boulevard is a two story office building completed in 1990. This Property contains 37,700 net rentable square feet and is situated on
     6.4 acres. This Property is constructed of structural steel framing with a brick exterior. This Property is currently 100% leased to tenants at an average existing annualized base rent per square foot of $14.62. The major tenant at the Property, Devco Mutual, occupies 13,332 net rentable square feet under a lease expiring in January 2001, provided, that, Devco may terminate the lease at January 1998 with a penalty payment. There are no existing leases that are scheduled to expire in 1996. The aggregate net rentable square footage of leases expiring in 1997

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

     represent 14.2% of this Property's total net rentable square feet. After factoring in 1996 projected operating expense recoveries, the annual existing rental rate for this Property as of September 30, 1996 (excluding tenant utilities) was $18.62 per leased square foot.

                                 LEHIGH VALLEY

     The Company owns three Properties in the Lehigh Valley submarket. This submarket contains approximately 4.4 million square feet of commercial office space. As of June 30, 1996, total vacancy in this submarket was approximately 11.6% down from 15.4% at June 30, 1995. Over the 18-month period ended June 30, 1996, absorption of office space in this submarket was approximately 37,000 square feet per quarter or 148,000 square feet per year.

     In addition to competing in the office market within this submarket, certain of the Properties compete in the industrial/flex market sector. According to C&W, as of June 30, 1996 there was an estimated 19.1 million net rentable square feet of industrial space located in 12 business parks throughout this market sector. As of June 30, 1996, the vacancy rate in this market sector was 9.9%. Included in this market sector was an estimated 1.7 million square feet of flex space as of June 30, 1996. As of that date, the vacancy rate for flex space was only 14.2%. C&W identified seven flex complexes aggregating 629,000 net rentable square feet that are in direct competition with the Properties located within this submarket. Such competing properties had an overall vacancy rate of 5.2% as of June 30, 1996, compared to 36.7% as of June 30, 1995. Average asking rents in these competing properties ranged from $3.75 to $10.50 per square foot.

IRON RUN CORPORATE CENTER

     The Company owns three Properties in the Iron Run Corporate Center, a 725 acre business park located in Allentown, Pennsylvania. The park contains 37 buildings containing over 3 million net rentable square feet. The Company developed five buildings in the park totalling over 326,000 net rentable square feet. Two buildings, aggregating 200,000 net rentable square feet, were build-to-suit for an end user and a life insurance company. The Company's three Iron Run Corporate Center buildings aggregate 129,113 net rentable square feet and are both office and office/flex buildings.

     7310 Tilghman Street

          7310 Tilghman Street is a one story office building completed in 1985. This Property contains 40,000 net rentable square feet and is situated on
     5.2 acres. The structural steel framed building has a brick exterior and an interior ceiling height capability of 18 feet. As of September 30, 1996, this Property was 99% leased to three tenants at an average annualized existing base rent of $8.89 per square foot. The primary tenant is AT&T, which occupies 32,774 net rentable square feet under three leases scheduled to expire as follows: December 1996 (13,107 net rentable square feet); November 1997 (8,667 net rentable square feet); and August 1998 (11,000 net rentable square feet).

     7248 Tilghman Street

          7248 Tilghman Street is a one story office/flex building completed in 1987. This Property contains 42,863 net rentable square feet and is situated on 4.2 acres. As of September 30, 1996, this Property was 94% leased to four tenants. The primary tenant is Ohio Casualty, which occupies 19,877 net rentable square feet under a lease scheduled to expire in July 2001. After factoring in 1996 projected operating expense recoveries, the annual existing rental rate for this Property as of September 30, 1996 excluding tenant utilities was 14.76 per leased square foot.

     According to C&W, these properties compete for office tenants in the Lehigh Valley area which contains of 4.3 million net rentable square feet and, as of June 30, 1996, had a total vacancy of 11.6%, down from 15.4% at June 30, 1995. The average asking rental rate for properties directly competing with the Properties in this submarket ranges between $8.75 to $13.50 per square foot on a triple net basis.

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     6575 Snowdrift Road

          6575 Snowdrift Road is a one story office/flex building completed in 1989. This Property contains 46,250 net rentable square feet and is situated on 6.3 acres. As of September 30, 1996, this Property was 100% leased to Corning Packaging under a lease scheduled to expire in February 1999 at an average annual rental rate of $7.15 per leased square foot.

                                    LANSDALE

     The Company has a warehouse/distribution facility located in Lansdale, Pennsylvania, which is located along the Northeast Extension of the Pennsylvania Turnpike between Plymouth Meeting and Allentown, Pennsylvania. C&W indicated that, in the four suburban Pennsylvania counties that are adjacent to the City of Philadelphia, there were an estimated 67.5 million net rentable square feet of warehouse/distribution space with a vacancy rate of 13.5% as of June 30, 1996. C&W has indicated that the Company's Property in this submarket competes within the Western Montgomery County area submarket. Within this submarket, there are approximately 4.5 million net rentable square feet of warehouse/distribution space with a vacancy rate as of June 30, 1996 of 15.0%. During the 18-month period ended June 30, 1996, the vacancy rate for warehouse space in the Western Montgomery County market area was highly variable, with a rate as low as 11.4% and as high as 16.3%. During such period, leasing activity amounted to over 700,000 square feet which equated to 120,000 square feet per quarter.

     1510 Gehman Road

          1510 Gehman Road is a warehouse/flex building located in northern Montgomery County completed in 1990 and situated in a park that contains three buildings that were developed by the Company. Two of the buildings were build-to-suit for a user and the other facility was sold to an institutional investor in 1992. This Property contains 152,625 net rentable square feet and is situated on 14.8 acres. This Property is constructed of structural steel framing, insulated metal panels and exterior masonry units with an interior ceiling height of 24 feet. This Property consists of 65% warehouse space and 35% finished space. As of September 30, 1996, this Property was 100% leased to two tenants with an average annualized existing base rent per leased square foot of $4.72. Nibco, Inc. occupies 98,725 net rentable square feet as warehouse space under a lease scheduled to expire in August 1999 at an existing rate of $4.00 per net rentable square foot. Ford Electronics occupies 53,900 net rentable square feet utilized as design space under a lease scheduled to expire in June 1998 at an existing rental rate of $6.05 per net rentable square foot. Ford has contractual right to acquire the 1510 Gehman Road property provided Ford occupies greater than 50% of the building. As of November 7, 1996, Ford occupied 35% of the building and the balance was occupied by Nibco, Inc.

                   BUCKS COUNTY OFFICE AND INDUSTRIAL MARKET

     Eight of the Acquisition Properties are located in the Bucks County Office and Industrial market. This submarket contains, as of June 30, 1996 approximately 37 million net rentable square feet of industrial space and 2.6 million net rentable square feet of office space. As of June 30, 1996, the vacancy rate in this submarket was approximately 16.8% for industrial properties and 12.8% for office properties, down from 18.4% at January 1, 1996.

     As of June 30, 1996, the average rental rate for Class A office space was $18.95 (full service), per net rentable square foot. Office leasing activity during the past few years has averaged approximately 150,000 to 200,000 net rentable square feet per year while net absorption of office space has averaged approximately 75,000 to 200,000 net rentable square feet per year.

     The average rental rate for industrial space in this submarket was $3.37 per square foot for the six-month period ended June 30, 1996, but varies between $3.00 to $5.00 per net rentable square foot depending on tenant size, percentage of office and special finishes. The average rental rate for office/flex space was $6.45 per net rentable square foot for the six month period ended June 30, 1996 but was between $6.00 and $10.00 per net rentable square foot depending on tenant size, percentage of office and special finishes. Leasing activity

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in this submarket during the six month period ended June 30, 1996 was approximately 353,000 net rentable square feet.

     2200 Cabot Boulevard (an Acquisition Property)

          2200 Cabot Boulevard is a one story industrial building completed in 1979. This Property contains 55,081 net rentable square feet and is situated on 3.98 acres. This Property is constructed of structural steel framing with a brick and glass exterior. As of September 30, 1996, this Property was 100% leased to three tenants with an average annualized existing base rent of $4.40 per square foot. The largest tenants in this Property are Hussman and Noble Printing, occupying 21,000 and 20,700 square feet, respectively, with leases scheduled to expire in March 1999 and May 1997, respectively, provided, that, Hussman may terminate the lease at September 1997 with a penalty payment.

     2250 Cabot Boulevard (an Acquisition Property)

          2250 Cabot Boulevard is a one story industrial building completed in 1982. This Property contains 40,000 net rentable square feet and is situated on 3.3 acres. This Property is constructed of structural steel framing with a brick and glass exterior. As of September 30, 1996, this Property was 100% leased to one tenant with an average annualized existing base rent of $3.50 per square foot. This tenant, Bucks County Nut, occupies 40,000 square feet under a lease scheduled to expire in July 1999.

     2260/2270 Cabot Boulevard (Acquisition Properties)

          2260/2270 Cabot Boulevard consists of two one story office/flex buildings completed in 1984. This Property contains an aggregate of 29,638 net rentable square feet and is situated on 2.1 acres. This Property is constructed of structural steel framing with a brick and glass exterior. As of September 30, 1996, this Property was 100% leased to 12 tenants with an average annualized existing base rent of $8.54 per square foot. The largest tenant in this Property, Sager Electrical, occupies 4,238 square feet under a lease scheduled to expire in October 1998.

     3000 Cabot Boulevard (an Acquisition Property)

          3000 Cabot Boulevard is a one story office building completed in 1986. This Property contains 34,640 net rentable square feet and is situated on
     4.9 acres. This Property is constructed of structural steel framing with a brick and glass exterior. As of September 30, 1996, this Property was 83.8% leased to six tenants with an average annualized existing base rent of $17.03 per square foot. The largest tenant in this Property, Geraghty Miller, occupies 10,840 square feet under a lease scheduled to expire in November 1997.

     3333, 3331, 3329 Street Road -- Greenwood Square (Acquisition Properties)

          The Greenwood Square Property consists of three multi-story office buildings completed from 1985 through 1988. 3333 Street Road is a three story office building, containing 60,408 net rentable square feet situated on 3.4 acres; 3331 Street Road is a four story office building, containing 80,521 net rentable square feet situated on 4.5 acres; and 3329 Street Road is a two story office building, containing 25,000 net rentable square feet situated on 1.5 acres. All three buildings are constructed of structural steel with brick and glass exteriors. As of September 30, 1996 this Property was 92.1% leased to 30 tenants with an average annualized existing gross rent of $16.54 per square foot. The largest tenant in this Property, Waste Management, occupies 45,764 net rentable square feet under a lease scheduled to expire in March 1997.

                      KING OF PRUSSIA/VALLEY FORGE MARKET

     The Company is acquiring one building in the King of Prussia/Valley Forge market. As of June 30, 1996, this submarket contained approximately 9.3 million square feet of office space. As of June 30, 1996, vacancy in this submarket was approximately 10.8%, down from 17.6% at June 30, 1995. Leasing activity in this

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submarket for the six months ended June 30, 1996 was 586,438 net rentable square feet. Absorption in this submarket for the six months ended June 30, 1996 was 939,237 net rentable square feet compared to 167,504 net rentable square feet for the comparable period during 1995.

     500 North Gulph Road (an Acquisition Property)

          500 North Gulph Road is a five story office building completed in 1979. This Property contains 92,851 net rentable square feet and is situated on 5.3 acres. This Property is constructed of structural steel framing with a pre-cast concrete exterior. As of September 30, 1996, this Property was 86.1% leased to 13 tenants with an average annualized existing gross rent of $16.51 per square foot. The largest tenants in this Property are Strohl Systems and Transition Software, which are related companies and occupy 26,378 net rentable square feet under two separate leases scheduled to expire in October 1999 and September 2000.

                              SOUTHERN NEW JERSEY

     The Southern New Jersey market is divided into two principal submarket areas: Burlington County and Camden County.

BURLINGTON COUNTY SUBMARKET

     The Company owns three Initial Properties and will acquire one Property in Burlington County. This submarket contains approximately 4.6 million net rentable square feet of commercial office space. As of June 30, 1996, total office vacancy was 19.3% down from 21.2% as of June 30, 1995 in this submarket. However, the vacancy rate of Class A space as of June 30, 1996 was 12.6% compared to the market average of 19.3%. Leasing activity within the Burlington County market was approximately 93,000 square feet per quarter or 371,000 square feet per annum during the 18-month period ended June 30, 1996.

     One Greentree Centre

          One Greentree Centre is a three story midrise office building completed in 1982. This Property contains 55,838 net rentable square feet and is situated on 4.2 acres. This Property is constructed of structural steel framing with a brick exterior. The lobby in this Property was renovated in 1996. As of September 30, 1996, this Property was 100% leased to fourteen tenants at an average annualized base rent per leased square foot of $16.07 full service. The largest tenant in this Property is American Executive Centers, which occupies 16,853 square feet under a lease scheduled to expire in January, 2006. Aggregate square footage of leases scheduled to expire in 1996, 1997 and 1998 represent 7%, 28% and 9% of this Property's total net rentable square footage.

     Two Greentree Centre

          Two Greentree Centre is a three story midrise office building completed in 1983. This Property contains 56,075 net rentable square feet and is situated on 4.2 acres. This Property is a sister building to One Greentree Center and is constructed of structural steel framing with a brick exterior. The lobby was renovated in 1996. As of September 30, 1996, this Property was 100% leased to eleven tenants at an average annualized base rent per lease square foot of $16.02 full service. The largest tenant in this Property is Merrill, Lynch, Pierce, Fenner and Smith, which occupies 12,672 net rentable square feet under a lease scheduled to expire in November 2005. Aggregate square footage of leases scheduled to expire in 1996, 1997 and 1998 represent 0%, 30%, and 5%, respectively, of this Property's total net rentable square feet.

     Three Greentree Centre

          Three Greentree Centre is a four story midrise office building completed in 1984. This Property contains 69,101 net rentable square feet and is situated on 5.4 acres. This Property is constructed of structural steel framing with a brick and dryvit exterior. The two story lobby was renovated in 1996. As of

     September 30, 1996, this Property was 96% leased to eight tenants at an average annualized base rent per lease square foot of $16.41 full service. The largest tenant at the Property is Parker, McKay, Criscuolo & Associates, a regional law firm, which occupies 25,905 net rentable square feet under a lease scheduled to expire in May 2001. Aggregate square footage of leases scheduled to expire in 1996, 1997 and 1998 represent 0%, 25% and 0%, respectively, of this Property's total net rentable square feet.

     8000 Lincoln Drive (an Acquisition Property)

          8000 Lincoln Drive is a five story office building completed in 1983. This Property contains 54,923 net rentable square feet and is situated on
     7.5 acres. This Property is constructed of structural steel framing with a pre-cast concrete exterior. As of September 30, 1996, this Property was 100% leased for occupancy by January 1997 to two tenants with an average annualized existing base rent of $17.13 per square foot. The largest tenant in this Property will be Computer Science Corp. occupying 36,830 net rentable square feet under a lease scheduled to expire in November 2001, provided that, Computer Science may terminate the lease at November 1999 with a penalty payment.

     C&W identified 15 office buildings aggregating approximately 1.3 million net rentable square feet that, as of June 30, 1996, compete directly with the Greentree Centre Properties. As of June 30, 1996, these competing properties were approximately 22% vacant, with rental rates ranging from $19.50 to $22.00, per square foot for leases with full operating expenses included.

CAMDEN COUNTY SUBMARKET

     The Company owns one Property in Camden County. This submarket contains approximately 4.8 million net rentable square feet of commercial office space. At June 30, 1996, the vacancy rate was approximately 20%. This high vacancy rate is primarily attributable to vacancy rates of 18.4% and 21% on Class B and Class C space, respectively. At June 30, 1996, the vacancy rate for Class A office space was 9.0%. While there has been negative absorption in this submarket in the 18-month period ended June 30, 1996, C&W has reported that during the three-month period ended June 30, 1996, absorption has been a positive 112,572 square feet. In addition, during the 18-month period ended June 30, 1996, leasing activity in this submarket has approximated 70,000 square feet per quarter or 280,000 square feet annually.

     457 Haddonfield Road

          457 Haddonfield Road (known as the LibertyView Building) is a seven story midrise office building completed in 1990. This Property contains 121,737 net rentable square feet and is situated on approximately 7 acres. This Property features a structural steel framing, reinforced concrete footings with an exterior of precast panels with reflective glass. Key features in this Property include a two story marble lobby, working balconies on the upper floors, permanent neon lighting and dramatic views of Center City Philadelphia. As of September 30, 1996, this Property was 83% leased to twelve tenants at an average annualized existing rental rate of $18.63 per square foot. The largest tenant of this Property is HIP Health of N.J., which occupies 37,515 net rentable square feet under a lease scheduled to expire in December 2007.

                          NORTHERN SUBURBAN WILMINGTON

     New Castle County Delaware

          The Company is acquiring one building in the Northern Suburban Wilmington submarket. As of June 30, 1996 the subtotal market contained approximately 3.0 net rentable million square feet of commercial office space, with a vacancy rate of 12.6% which is down from 15.7% at June 30, 1995. C&W has identified eleven Class A Buildings aggregating approximately
     1.2 million net rentable square feet which are directly competitive with the Company's Property in this submarket. As of June 30, 1996, vacancy in the competitive submarket product was approximately 3.7%. The average rental rate for comparable properties in the submarket for Class A space is $20.50 per net rentable square foot. Leasing activity in the submarket during the eighteen months period ended June 30, 1996 has averaged 544,000 net rentable square feet on an annualized basis, while annual net absorption of office space has averaged approximately 350,000 net rentable square feet.

     One Righter Parkway -- Delaware Corporate Center I  (an Acquisition
Property)

          Delaware Corporate Center I is a three story office building completed in 1989. This Property contains 104,828 net rentable square feet and is situated on 3 acres. This Property is constructed of structural steel framing and precast concrete exterior. As of September 30, 1996, this Property was 100% leased to six tenants with an average annualized existing base rent of $19.30 per square foot. The largest tenant in this Property, Kimberly Clark, occupies 93,014 net rentable square feet under a lease scheduled to expire in December 2005. Delaware Corporate Center I is a ground leased property. See "-- Ground Lease." Fee ownership is held by Woodlawn Trustees, Incorporated, and the ground lessee's interest will be acquired by the Operating Partnership from the seller. Fifty-one years remain on the original term of the ground lease and the ground lessee has the option to extend the term for two consecutive ten-year terms. The ground lessee holds a right of first refusal to acquire the fee interest in the property. The property is ground leased on a triple-net basis, with the ground lessee assuming all carrying charges respecting the property, in addition to payment of base rent.

                                 OTHER MARKETS

     168 Franklin Corner Road

          168 Franklin Corner Road is located in Lawrenceville, Mercer County, New Jersey and was completed in 1976. This Property contains 32,000 net rentable square feet. As of September 30, 1996, this Property was 55% leased to six tenants at an average annualized existing rental rate of $12.31 per leased square foot.

     Twin Forks Office Park

          Twin Forks Office Park is located in Raleigh, North Carolina. This Property was completed in 1982 and contains 73,339 net rentable square feet. As of September 30, 1996 this Property was 100% leased to 46 tenants at an average annualized existing rental rate of $14.25 per leased square foot. The primary tenant in this Property is GE Mortgage, occupying 19,373 square feet (26% of the total net rentable square feet at the Property) under a lease that expired in October 1996. GE Mortgage has announced its intention to vacate and to relocate its Raleigh operations to Cherry Hill, NJ. Since this announcement the Company has actively been marketing this space and, as of September 30, 1996, has re-leased 8,801 of the total 19,373 square feet to three tenants at an annualized existing rental rate of $15.25 per square foot.

COMPETITION

     The Company competes with other owners and developers that have greater resources and more experience than the Company. Within the Suburban Philadelphia Office and Industrial Market, the Company's office and industrial Properties compete generally with properties owned by other real estate developers and institutions principally on the basis of price, property quality and location, especially proximity to major area highways, suburban residential areas, and access to the central Philadelphia business district and the northeast corridor business communities of New York, Baltimore and Washington. The Company's industrial Properties compete principally with buildings owned by other local developers largely on the basis of services provided and access to transportation, both highway and rail, and access to Northeast corridor and national markets.

ENVIRONMENTAL MATTERS

     Under various Federal, state and local laws, ordinances and regulations, a current or previous owner or operator of real property may be liable for the costs of removal or remediation of certain hazardous or toxic substances on, in or under such property. Such laws often impose such liability without regard to whether the owner or operator knew of, or was responsible for, the presence of such hazardous or toxic substances. The costs of remediation or removal of such substances may be substantial, and the presence of such substances, or the failure to promptly remediate such substances, may adversely affect the owner's or operator's ability to sell or rent such property or to borrow using such property as collateral. Persons who arrange for the disposal or treatment of hazardous or toxic wastes may be liable for the costs of removal or remediation of such wastes at the disposal or treatment facility, regardless of whether such facility is owned or operated by such person. Certain other federal, state and local laws, ordinances and regulations may impose liability on an owner of real property where on-site contamination discharges into waters of the state, including groundwater, or otherwise affects the beneficial use of such waters. Other federal, state and local laws, ordinances and regulations require abatement or removal of certain asbestos-containing materials in the event of demolition or certain renovations or remodeling and also govern emissions of asbestos fibers in the air. The operation and subsequent removal of certain underground storage tanks are also regulated by federal, state and local laws, ordinances and regulations. In connection with its ownership and operation of the Properties, the Company could be held liable for the costs of remedial action with respect to contamination, asbestos-containing materials or tanks or related claims.

     All of the Properties have been subjected to either Phase I environmental site assessments, or updates of earlier assessments, performed by independent third parties. Phase I environmental site assessments are intended to evaluate the environmental condition of, and potential environmental liabilities associated with, the Property and include a site visit and review of public and historical records, but involve no soil or groundwater sampling or subsurface investigation. Such assessments generally consist of an investigation of environmental conditions of the Properties, including a preliminary investigation of the Properties and identification of publicly known conditions concerning properties in the vicinity of the Properties, an investigation as to the presence of polychlorinated biphenyls and aboveground and underground storage tanks at the Properties and the preparation and issuance of written reports. The primary focus of the recent Phase I environmental site assessments and updates of earlier assessments conducted on the Properties was to identify any "recognized environmental conditions." These are conditions arising from the presence or likely presence of hazardous substances or petroleum products that would present a risk of harm to the public health or environment or that would be the subject of an enforcement action if brought to the attention of appropriate governmental agencies, or of third party actions.

     Except as discussed below with respect to the Whitelands Property, the environmental site assessments have not revealed any significant environmental liability, nor is the Company aware of any environmental liability with respect to the Properties that the Company's management believes would have a material adverse effect on the Company. An environmental assessment has identified environmental contamination of potential concern with respect to the Whitelands Property (110 Summit Drive). Petroleum products, solvents and heavy metals were detected in the groundwater. These contaminants are believed to be associated with debris deposited by others in a quarry formerly located on the Whitelands Property. The quarry previously appeared on the Comprehensive Environmental Response Compensation and Liability Information System List, a list maintained by the United States Environmental Protection Agency (the "EPA") of abandoned, inactive or uncontrolled hazardous waste sites which may require cleanup. The EPA conducted a preliminary assessment in 1984 with the result that no further action was taken. Subsequently, the quarry was removed from the list. While the Company believes it is unlikely that the Operating Partnership will be required to undertake remedial action with respect to such contamination, there can be no assurance in this regard. If the Operating Partnership were required to undertake remedial action on the Whitelands Property, it has been indemnified against the cost of such remediation by the seller, SSI, subject to a maximum of $2,018,000. The term of SSI's indemnity agreement expires on August 22, 2001. If SSI is unable to fulfill its obligations under its indemnity agreement or if the Operating Partnership is required to undertake remedial action after the expiration of the five-year term of the agreement, the costs of such remediation could be substantial. Because the Company does not believe that any remediation at the Whitelands Property is probable, no amounts have been accrued for any such potential liability.

     No assurance can be given that existing environmental studies with respect to the Properties reveal all environmental liabilities or that any prior owner of any such property did not create any material environmental condition not know to the Company. Moreover, no assurance can be given that: (i) future laws, ordinances or regulations will not impose any material environmental liability or (ii) the current environmental condition of the Properties will not be affected by tenants and occupants of the Properties, by the condition of properties in the vicinity of the Properties (such as the presence of underground storage tanks) or by third parties unrelated to the Company.

GROUND LEASE

     Delaware Corporate Center I (an Acquisition Property) is a ground leased property. Fee ownership is held by Woodlawn Trustees, Incorporated, and the ground lessee's interest will be acquired by the Operating Partnership from the seller. Fifty-one years remain on the original term of the ground lease and the ground lessee has the option to extend the term for two consecutive ten-year terms. The ground lessee holds a right of first refusal to acquire the fee interest in the property. The property is ground leased on a triple-net basis, with the ground lessee assuming all carrying charges respecting the property, in addition to payment of base rent which is approximately $109,000 per annum, subject to certain periodic adjustments.

INSURANCE

     The Operating Partnership carries comprehensive liability, fire, extended coverage and rental loss insurance covering all of the Properties, with policy specifications and insured limits which the Company believes are adequate and appropriate under the circumstances. There are, however, certain types of losses that are not generally insured because they are either uninsurable or not economically feasible to insure. Should an uninsured loss or a loss in excess of insured limits occur, the Company could lose its capital invested in the Property, as well as the anticipated future revenues from the Property and, in the case of debt which is with recourse to the Company, would remain obligated for any mortgage debt or other financial obligations related to the Property. Any such loss would adversely affect the Company. Moreover, the Company will generally be liable for any unsatisfied obligations other than non-recourse obligations. Company management believes that the Properties are adequately insured. No assurance can be given that material losses in excess of insurance proceeds will not occur in the future.

CERTAIN PROPERTY TAX INFORMATION

     The aggregate real estate property tax obligations paid by the Company (with or without tenant reimbursement) for calendar 1995 were approximately $391,000. The aggregate real estate property tax obligations paid by SSI and TNC (with or without tenant reimbursement) for calendar 1995 with respect to the SSI/TNC Properties were approximately $968,000. These amounts do not include real estate property taxes paid directly by tenants. On a pro forma basis, more than 95.3% of the aggregate annualized base rent at the Properties as of September 30, 1996 is generated by leases which contain provisions requiring tenants to pay as additional rent their proportionate share of any real estate taxes or increases in real estate taxes over base amounts.

EMPLOYEES

     As of September 30, 1996, the Company employed 26 persons, including four executive officers.

LEGAL PROCEEDINGS

     The Company is not currently involved in any material litigation nor, to the Company's knowledge, is any material litigation currently threatened against the Company, other than routine litigation arising in the ordinary course of business, substantially all of which is expected to be covered by liability insurance.

MORTGAGE DEBT AND CREDIT FACILITY

     Mortgage Indebtedness

     The following table sets forth the Company's mortgage indebtedness that will remain outstanding after the closing of the Offering and the Concurrent Investments and the application of the use of proceeds therefrom. In addition to mortgage indebtedness listed below, the Credit Facility is expected to be secured by cross-collateralized mortgages and assignments and rents on all Properties, except for those set forth in the table below.

                                        PROPERTIES -- INDEBTEDNESS
                                          (DOLLARS IN THOUSANDS)
                             PRINCIPAL BALANCE         INTEREST
                                   AS OF               RATE AT         ANNUAL DEBT   MATURITY    PREPAYMENT
     PROPERTY/LOCATION       SEPTEMBER 30, 1996   SEPTEMBER 30, 1996   SERVICE(1)      DATE       PREMIUMS
---------------------------  ------------------   ------------------   -----------   ---------   ----------
Horsham Business Center
Horsham, PA
  650 Dresher Road(2)......       $  2,500               8.00%           $   237        8/1998      None
                                                                                                   After
                                                                                                   2/1/97
Oaklands Corporate Center
Exton, PA
  486 Thomas Jones Way(3)..
  468 Creamery Way(3)......          6,427               8.00%               638        2/1998      None
Whitelands Business Park
Exton, PA
  110 Summit Drive(4)......          1,583               9.25%               220        4/1997      None
Iron Run Industrial Park
Allentown, PA
  7310 Tilghman Street.....          2,533               9.25%               274        3/2000      (9)
  6575 Snowdrift Road......          2,348               8.00%               230        2/1998      None
Greentree Centre
Marlton, New Jersey
  One Greentree
     Centre(5)(6)
  Two Greentree
     Centre(5)(6)
  Three Greentree
     Centre(5)(6)                    6,147               9.00%               628        4/2001      (10)
LibertyView
Cherry Hill, NJ
  457 Haddonfield
     Road(7)(8)............           8,461               8.00%              339        1/1999      (11)
                                        910               8.00%                0       12/1997
                                                                                                    None
Twin Forks Office Park
Raleigh, NC
  5910-6090 Six Forks(6)...       $   2,704               9.00%          $   276        4/2001      (12)
                                  ---------                              -------
TOTAL MORTGAGE
  INDEBTEDNESS.............       $  33,613                              $ 2,842
                                  =========                              =======

---------------
 (1) "Annual Debt Service" is calculated for the twelve-month period ending December 31, 1996. For loans that bear interest at a variable rate, the rates in effect at September 30, 1996 have been assumed to remain constant for the balance of 1996.

 (2) On July 31, 1996, this loan was refinanced by paying the former mortgage lender $2.4 million in full satisfaction thereof with the partial proceeds of a new loan from GMAC in the principal amount of $2.5 million. The new mortgage loan matures on August 1, 1998, bears interest at a variable rate equal to LIBOR plus 250 basis points and provides for principal amortization of $4,000 per month during the period September 1, 1997 through July 1, 1998.

 (3) Both of these properties secure a single loan.

 (4) Interest rate is variable and equal to the prime rate plus 1.0%.

 (5) These properties secure two loans payable to a single lender. The interest rate was fixed at 9.0% through October 15, 1996 and is currently fixed at 9.31% through April 15, 1998. After April 15, 1998, the interest rate is reset based upon the mortgage lender's evaluation of such factors as financial performance and projected risk of the Properties securing such loan. The mortgage loans are due on April 15, 2001, and the lender has the right to call the loans at par on April 15, 1998.

 (6) The Company has made an application to the lender that, if accepted, would result in (i) an increase in the principal amount of the Greentree Centre loan to $7.3 million and the Twin Forks loan to $2.7 million, (ii) a fixed interest rate of 7.6%, (iii) a maturity date of 5 years from closing, and
     (iv) a 20-year amortization of principal.

 (7) The $8,461,000 debt was incurred as a result of the acquisition of the Property on July 19, 1996 and the amount of debt service reflects debt service from July 19, 1996 through December 31, 1996. Pursuant to the terms of this loan, the Company has the right to borrow up to approximately $1.4 million to fund tenant improvements and leasing commissions.

 (8) The $910,000 of debt was incurred as a result of the acquisition of the Property on July 19, 1996. The mortgage note payable is in the principal amount of $1.0 million, is due in December 1997 and does not bear interest. The Company recorded a $104,000 adjustment to the purchase price and a corresponding reduction in debt to reflect the fair value of the note payable to the seller and will accrue interest expense to the date of maturity.

 (9) Four percent through December 31, 1996, which prepayment penalty is reduced by 1% for each subsequent year through 1999.

(10) This loan may not be prepaid unless the Twin Forks loan is also prepaid. The prepayment penalty equals greater of 1% of principal amount prepaid or a yield maintenance premium.

(11) One percent of any portion of the original acquisition portion of the loan being prepaid.

(12) This loan may be prepaid without prepayment of the loan secured by One Greentree Centre, Two Greentree Centre and Three Greentree Centre, provided certain loan-to-value ratios and coverage tests with regard to the Greentree Centre loan are satisfied and upon payment of a premium equal to the greater of 1% of the principal amount prepaid or a yield maintenance premium.

CREDIT FACILITY

     The Company and Operating Partnership have obtained a commitment from Smith Barney Mortgage Capital Group, Inc. and NationsBank, N.A. for a two year, $80 million secured revolving Credit Facility. The Credit Facility will be used to refinance existing indebtedness, fund acquisitions and new development projects, and for general working capital purposes, including capital expenditures and tenant improvements. The amount available to be borrowed under the Credit Facility will be reduced by the amount of the letters of credit issued by the lenders for as long as such letters of credit are outstanding. The Credit Facility will be recourse to the Company and the Operating Partnership and will be secured by, among other items, cross-collateralized and cross-defaulted first mortgage liens on approximately 25 Properties, owned directly or indirectly by the Company, the Operating Partnership or their representative subsidiaries.

     The Credit Facility will bear interest at a per annum floating rate equal to the 30, 60, or 90-day LIBOR, plus 175 basis points. The Credit Facility will require monthly payments of interest only, with all outstanding advances and all accrued but unpaid interest due 2 years from the closing of the Credit Facility. A fee equal to 0.75% of the maximum amount available under the Credit Facility will be paid to the lenders in respect of the Credit Facility at closing. In addition, a fee of 0.25% per annum (0.125% per annum until 4/1/97) on the unused amount of the Credit Facility will be payable quarterly in arrears. An annual fee in the amount of $35,000 will be payable annually in advance to NationsBank, N.A. as compensation for administration of the Credit Facility. The Credit Facility will carry minimum debt service coverage, fixed charge, debt-to-tangible net worth ratios and other financial covenants and tests, and will require payment of prepayment premiums in certain instances.

     Closing of the Credit Facility is subject to satisfactory completion of this Offering, the negotiation and execution of a definitive Credit Facility agreement and related documentation, and other customary closing conditions.

OPTION PROPERTIES

     At the closing of the SSI/TNC Transaction, the Operating Partnership acquired an option from an affiliate of TNC (C/N Horsham Towne Limited Partnership) entitling the Company to acquire, at its discretion, the four Option Properties at any time during the two-year period ending August 22, 1998 (subject to two extensions of one year each). The Operating Partnership may not exercise its option for less than all of the Option Properties. The parties have agreed that the purchase price payable by the Operating Partnership upon exercise of its option will consist of $10.00 in excess of the mortgage debt encumbering the Option Properties at the time of exercise (which, as of September 30, 1996, aggregated $21.0 million, including approximately $4.2 million of accrued debt and unpaid interest). The right of the Operating Partnership to exercise its option to acquire the Option Properties is conditioned on receipt of consent of the mortgage lender for the Option Properties. As of the date hereof, no lender consent has been requested, and no determination to seek any such consent has been made. There can be no assurance that any of the Option Properties will be acquired.

     The following table summarizes certain information with respect to the Option Properties:

                                                                                                          AVERAGE TOTAL
                                                                                      TOTAL                 BASE RENT
                                                                PERCENTAGE          BASE RENT             PLUS EXPENSE
                                                               LEASED AS OF      FOR THE TWELVE          RECOVERIES PER
                                                     NET        SEPTEMBER         MONTHS ENDED           RENTABLE SQUARE
                                         YEAR     RENTABLE         30,         SEPTEMBER 30, 1996        FOOT LEASED AT
           PROPERTY/LOCATION             BUILT   SQUARE FEET     1996(1)           (000'S)(2)         SEPTEMBER 30, 1996(3)
---------------------------------------- -----   -----------   ------------   ---------------------   ---------------------
HORSHAM BUSINESS CENTER HORSHAM, PA
  255 Business Center Drive.............  1987      50,616          100%             $   524                 $ 14.60
  355 Business Center Drive.............  1987      26,637           88%                 139                    8.48
  455 Business Center Drive.............  1988      51,505           94%                 420                   11.97
  555 Business Center Drive.............  1988      30,122           99%                 340                   16.26
                                                   -------                           -------
                                                   158,880                           $ 1,423
                                                   =======                           =======

                                           TENANTS LEASING 10% OR MORE
                                          OF RENTABLE SQUARE FOOTAGE PER
                                           PROPERTY AS OF SEPTEMBER 30,
           PROPERTY/LOCATION              1996 AND LEASE EXPIRATION DATE
----------------------------------------  ------------------------------
                                         <
HORSHAM BUSINESS CENTER HORSHAM, PA
  255 Business Center Drive.............  Stroehmann (38%) - 6/99;
                                          Great Expectations
                                          (23%) - 3/97;
                                          GMAC (13%) - 9/97-9/01;
                                          Buckman Van Buren (21%) - 2/97
  355 Business Center Drive.............  Anthem Electronic
                                          (34%) - 9/01;
                                          Seimens Printing Sys.
                                          (22%) - 8/98;
                                          GE Capital (16%) - 9/01
  455 Business Center Drive.............  Astea (65%) - 10/02;
                                          Letven/Diccicco (29%) - 7/00
  555 Business Center Drive.............  GMAC (77%) - 9/99;
                                          First American Home Care
                                          (13%) - 4/00

---------------
(1) Based on all leases dated on or before September 30, 1996.

(2) "Total Base Rent" for the twelve months ended June 30, 1996 represents base rents excluding tenant reimbursements calculated in accordance with generally accepted accounting principles determined on a straight-line basis. Tenant reimbursements generally include payment of real estate taxes, operating expenses and escalations and common area maintenance and utility charges.

(3) Represents Total Base Rent for the twelve months ended September 30, 1996, plus tenant reimbursements for the twelve months ended September 30, 1996, divided by net rentable square feet leased.

                   AGGREGATE TAX BASIS -- INITIAL PROPERTIES

     The following table sets forth the aggregate tax basis of the Initial Properties as of December 31, 1995 for federal income tax purposes:

                                                               31.5       19
                     AGGREGATE            40 YEAR   39 YEAR    YEAR      YEAR       19 YEAR         18 YEAR      7 YEAR    5 YEAR
SUBMARKET/PROPERTY   TAX BASIS    LAND    MACRS(1)  MACRS(1)  MACRS(1)  ACRS(2)  STRAIGHT-LINE   STRAIGHT-LINE   MACRS(3)  ACRS(2)
-------------------  ---------   ------   -------   -------   -------   ------   -------------   -------------   -------   ------
                                                                    (IN THOUSANDS)
HORSHAM/WILLOW
 GROVE/JENKINTOWN,
 PA
  650 Dresher
    Road...........   $ 2,702    $  413       --        --        --    $1,158           --         $   967       $ 120     $ 44
  1155 Business
    Center Drive...     5,434       943       --    $4,491        --       --            --              --          --       --
  500 Enterprise
    Road...........     4,981       814       --     4,167        --       --            --              --          --       --
  One Progress
    Avenue.........     3,687       803       --     2,884        --       --            --              --          --       --
SOUTHERN ROUTE 202
  CORRIDOR, PA
  456 Creamery
    Way............     1,865       311       --     1,554        --       --            --              --          --       --
  486 Thomas Jones
    Way............     4,607       467       --       322    $3,818       --            --              --          --       --
  468 Creamery
    Way............     2,370       253       --       118     1,999       --            --              --          --       --
WHITELANDS BUSINESS
  PARK
  110 Summit
    Drive..........     2,727       343       --        --       183      888         1,039              --         265        9
BLUE BELL/PLYMOUTH
  MEETING/FORT
  WASHINGTON, PA
  2240/50 Butler
    Pike...........     4,995       448       --        --       275      903            --           2,693         548      128
  120 West
    Germantown
    Pike...........     3,558       379       --        --        97    2,794            --              --         283        5
  140 West
    Germantown
    Pike...........     2,867       318       --        --       509    1,723            --              --         292       25
  2260 Butler
    Pike...........     3,023       381       --        --       496    1,962            --              --         159       25
MAIN LINE, PA
  16 Campus
    Boulevard......     6,178     1,082       --     5,096        --       --            --              --          --       --
  18 Campus
    Boulevard......     3,414       692       --     2,722        --       --            --              --          --       --
LEHIGH VALLEY, PA
  7310 Tilghman
    Street.........     2,789       213       --        --       414      804           897              --         437       24
  7248 Tilghman
    Street.........     2,519       371       --        --     2,148       --            --              --          --       --
  6575 Snowdrift
    Road...........     3,184       245       --       245     2,694       --            --              --          --       --
  1510 Gehman
    Road...........     4,998       526       --     4,472        --       --            --              --          --       --
BURLINGTON COUNTY,
  NJ
  One Greentree
    Centre.........     7,436       751      401        --       617    5,667            --              --          --       --
  Two Greentree
    Centre.........     8,030       744      897        --       594    5,795            --              --          --       --
  Three Greentree
    Centre.........    10,170       987    1,134        --       423    7,626            --              --          --       --
CAMDEN COUNTY, NJ
  457 Haddonfield
    Road(4)........         0        --       --        --        --       --            --              --          --       --
OTHER MARKETS
  168 Franklin
    Corner Road,
    Lawrenceville,
    NJ.............     3,199       481       --     2,718        --       --            --              --          --       --
Twin Forks Office
  Park
  5910-6090 Six
    Forks
  Raleigh, NC......     7,779     2,487      961        --       537    3,794            --              --          --       --

---------------
(1) Modified accelerated cost recovery system -- straight line.
(2) Accelerated cost recovery system.
(3) Modified accelerated cost recovery system -- accelerated.
(4) Acquired in July 1996.

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

C&W MID-YEAR REPORT AND C&W MARKET ANALYSES

     The C&W Market Analyses were prepared for the Company by Cushman & Wakefield of Pennsylvania, Inc., which is a real estate service firm with significant experience and expertise relating to the Suburban Philadelphia Office and Industrial Market and the various submarkets therein. The information in the C&W Mid-Year Report and C&W Market Analyses reflect data available at June 30, 1996 and August 1, 1996, respectively, and do not reflect data or changes subsequent to those dates. The information contained in the C&W Mid-Year Report and C&W Market Analyses have been gathered by C&W from sources assumed to be reliable, including publicly available records. Because records of all transactions are not readily available, the information contained in the C&W Mid-Year Report and C&W Market Analyses may not reflect all transactions occurring in the geographic area discussed in the C&W Mid-Year Report and C&W Market Analyses. In addition, transactions that are reported may not be described accurately or completely in the publicly available records. C&W shall not be responsible for and does not warrant the accuracy or completeness of any such information derived from such publicly available records (or information relating to transactions that were not reported).

     In connection with the C&W Mid-Year Report and C&W Market Analyses, C&W made numerous assumptions with respect to industry performance, general business and economic conditions, and other matters. Any estimates or approximations contained therein could reasonably be subject to different interpretations by other parties. Because predictions of future events are inherently subject to uncertainty, none of C&W, the Company or any other person can assume that such predicted rental rates, absorption or other events will occur as outlined or predicted in the C&W Mid-Year Report or C&W Market Analyses. Reported asking rental rates of properties, replacement cost rents or estimated replacement costs do not purport to necessarily reflect the rental rates at which properties may actually be rented, actual rents required to support new development or the actual cost of replacement. In many instances, asking rents and actual rental rates differ significantly.

     Changes in local, national and international economic conditions will affect the markets described in the C&W Mid-Year Report and C&W Market Analyses. Therefore, C&W can give no assurance that occupancy and absorption levels and rental rates as of the date of the C&W Mid-Year Report or C&W Market Analyses will continue or that such occupancy levels and rental rates will be attained at any time in the future. Forecasts of absorption rates, rental activity, replacement cost rents and replacement costs are C&W's estimates as of the dates of the C&W Mid-Year Report and C&W Market Analyses. Actual future market conditions may differ materially from the forecasts and projections contained therein.

     C&W is a part of a national network of affiliated companies providing real estate services. As such, from time to time, C&W and its affiliates have provided and in the future may provide real estate related services, including brokerage and leasing agent services, to the Company or its principals, or may represent the Company, its principals or others doing business with the Company. C&W received compensation of $21,000 from the Company in connection with C&W's preparation of the C&W Market Analyses.

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